Registration No. 2-91683
                                                              File No. 811-4054


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /X/

         PRE-EFFECTIVE AMENDMENT NO. ___                        / /

         POST-EFFECTIVE AMENDMENT NO. 20                        /X/

                                                      and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
   COMPANY ACT OF 1940                                           /X/

         Amendment No. 20                                       /X/

                      OPPENHEIMER NEW YORK MUNICIPAL FUND
      -------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              Two World Trade Center, New York, New York 10048-0203
       ------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                  212-323-0200
       ------------------------------------------------------------------
                         (Registrant's Telephone Number)

                             ANDREW J. DONOHUE, ESQ.
                             OppenheimerFunds, Inc.
              Two World Trade Center, New York, New York 10048-0203
       ------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

      / /  Immediately upon filing pursuant to paragraph (b)

      /X/  On January 17, 1997, pursuant to paragraph (b)

     / /  60 days after filing, pursuant to paragraph (a)(1)

     / /  On _________________, pursuant to paragraph (a)(1)

         / /  75 days after filing, pursuant to paragraph (a)(2)

         / /  On _______, pursuant to paragraph (a)(2)
              of Rule 485.
-------------------------------------------------------------------
   The Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended September 30, 1996, was filed on November 27, 1996.

                                    FORM N-1A

                        OPPENHEIMER NEW YORK MUNICIPAL FUND

                              Cross Reference Sheet

Part A of
Form N-1A
Item No.               Prospectus Heading
---------              ------------------
      1                Cover Page
      2                Expenses; Overview of the Fund
      3                Financial Highlights; Performance of the Fund
      4                Front Cover Page; Investment Objective and Policies
      5                Expenses; How the Fund is Managed; Back Cover
      5A               Performance of the Fund
      6                Dividends, Capital Gains and Taxes; How the Fund is
                       Managed -- Organization and History; The Transfer
                       Agent
      7                How to Exchange Shares; Special Investor Services;
                       Service Plan for Class A shares; Distribution and
                       Service Plan for Class B Shares; Distribution and
                       Service Plan for Class C Shares; How to Buy Shares;
                       How to Sell Shares; Shareholder Account Rules and
                       Policies
      8                How to Sell Shares; How to Exchange Shares; Special
                       Investor Services
      9                *

Part B of
Form N-1A              Heading in Statement of Additional Information or
Item No.               Prospectus
---------              -------------------------------------------------
      10               Cover Page
      11               Cover Page
      12               *
      13               Investment Objective and Policies; Other Investment
                       Techniques and Strategies; Additional Investment
                       Restrictions
      14               How the Fund is Managed -- Trustees and Officers of
                       the Fund
      15               How the Fund is Managed -- Major Shareholders
      16               How the Fund is Managed; Additional Information about
                       the Fund; Distribution and Service Plans; Back Cover
      17               How the Fund is Managed
      18               Additional Information about the Fund
      19               About Your Account -- How to Buy Shares, How to Sell
                       Shares, How to Exchange Shares
      20               Dividends, Capital Gains and Taxes
      21               How the Fund is Managed; Additional Information about
                       the Fund - The Distributor; Distribution and Service
                       Plans
      22               Performance of the Fund
      23               Financial Statements

-----------------
*Not applicable or negative answer.

   OPPENHEIMER
NEW YORK MUNICIPAL FUND


    Prospectus dated January 17, 1997


   Oppenheimer New York Municipal Fund is a mutual fund with the investment objective of seeking the maximum current income exempt from Federal, New York State and New York City income taxes for individual investors that is consistent with preservation of capital. The Fund seeks to achieve this objective by investing in municipal obligations, the income from which is tax-exempt as described above. However, in times of unstable economic or market conditions, the Fund's investment manager may deem it advisable to temporarily invest a portion of the Fund's assets in certain taxable instruments. The Fund may also use certain hedging instruments in an effort to reduce the risks of market fluctuations that affect the value of the securities the Fund holds. You should carefully review the risks associated with an investment in the Fund. Please refer to "Investment Objective and Policies" for more information about the types of securities the Fund invests in and refer to "Investment Risks" for a discussion of the risks of investing in the Fund.

    This Prospectus explains concisely what you should know before investing in the Fund. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in the January 17, 1997 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                                       (logo) OppenheimerFunds

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OFTHIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Contents

         A B O U T  T H E  F U N D

         Expenses
         A Brief Overview of the Fund
         Financial Highlights
         Investment Objective and Policies
         Investment Risks
         Investment Techniques and Strategies
         How the Fund is Managed
         Performance of the Fund


         A B O U T  Y O U R  A C C O U N T

         How to Buy Shares
         Class A Shares
         Class B Shares
         Class C Shares
         Special Investor Services
         AccountLink
         Automatic Withdrawal and Exchange Plans
         Reinvestment Privilege
         How to Sell Shares
         By Mail
         By Telephone
         How to Exchange Shares
         Shareholder Account Rules and Policies
         Dividends, Capital Gains and Taxes
         Appendix: Special Sales Charge Arrangements

A B O U T  T H E  F U N D

Expenses

   The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended September 30, 1996.


         o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," starting on page____, for an explanation of how and when these charges apply.


                                        Class A        Class B                      Class C
                                        Shares         Shares                       Shares
Maximum Sales Charge                    4.75%          None                         None
on Purchases (as a %
of offering price)

Maximum Deferred Sales                  None(1)        5% in the first              1% if shares
Charge (as a % of the                                  year, declining              are redeemed
lower of the original                                  to 1% in the                 within 12 months
offering price or                                      sixth year and               of purchase(2)
redemption proceeds)                                   eliminated
                                                       thereafter(2)

Maximum Sales Charge on                 None           None                         None
Reinvested Dividends

Exchange Fee                            None           None                         None

(1) If you invest $1 million or more in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month in which you purchased those shares. See "How to Buy Shares - Buying
Class A Shares" below.
(2) See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares - Buying Class C Shares," below, for more information on the contingent deferred sales charges.
         o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.


Annual Fund Operating Expenses (as a percentage of average net assets)

                                            Class A             Class B               Class C
                                            Shares              Shares                Shares
Management Fees                             0.51%               0.51%                 0.51%

12b-1 Plan Fees                             0.24%               1.00%                 1.00%

Other Expenses                              0.16%               0.17%                 0.26%

Total Fund Operating                        0.91%               1.68%                 1.77%
  Expenses

         The numbers in the chart above are based upon the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Distribution Plan Fees for Class A shares are Service Plan Fees (the maximum fee is 0.25% of average annual net assets of the class); for Class B and for Class C shares the 12b-1 Distribution Plan Fees are the Service Fees (the maximum fee is 0.25% of average annual net assets of the class) and the annual asset-based sales charge of 0.75%. These plans are described in greater detail in "How to Buy Shares," below.

         The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares.
         o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:


                                          1 year            3 years           5 years            10 years*
-----------------------------------------------------------------
Class A Shares                            $56               $75               $96                $154
-----------------------------------------------------------------
Class B Shares                            $67               $83               $111               $159
-----------------------------------------------------------------
Class C Shares                            $28               $56               $96                $208

If you did not redeem your investment, it would incur the following expenses:

Class A Shares                            $56               $75               $96                $154
-----------------------------------------------------------------
Class B Shares                            $17               $53               $91                $159
-----------------------------------------------------------------
Class C Shares                            $18               $56               $96                $208

* In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include the contingent deferred sales charge. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge, long-term holders of Class B and Class C shares could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A Shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares" for more information.

         These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown below.

A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

         o What Is The Fund's Investment Objective? The Fund's investment objective is to seek the maximum current income exempt from Federal, New York State and New York City income taxes for individual investors that is consistent with preservation of capital.

         o What Does the Fund Invest In? Under normal market conditions, the Fund (1) will invest at least 65% of its total assets in municipal bonds, municipal notes and other debt obligations issued by or on behalf of New York State and its agencies or authorities, the interest on which is not subject to New York State individual income tax, and (2) will invest at least 80% of its total assets in municipal bonds, municipal notes and other debt obligations issued by or on behalf of the State of New York, other states and the District of Columbia, the interest from which is not subject to Federal individual income tax. The Fund may also use hedging instruments and some derivative investments in an effort to protect against market risks. These investments are more fully explained in "Investment Objective and Policies," starting on page ___.

    o Who Manages the Fund? The Fund's investment adviser (the "Manager") is OppenheimerFunds, Inc. The Manager(including a subsidiary) advises investment company portfolios having over $62 billion in assets. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's portfolio manager, who is primarily responsible for the selection of the Fund's securities, is Robert E. Patterson. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page ___ for more information about the Manager and its fees.

         o How Risky is the Fund? All investments carry risks to some degree. The Fund's bond investments are subject to changes in their value from a number of factors such as changes in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its price per share. The Fund may invest in "inverse floater" variable rate bonds, a type of derivative investment whose yields move in the opposite direction from short-term interest rates.

    In the Oppenheimer funds spectrum, the Fund is generally more conservative than longer term bond funds or high yield bond funds but more aggressive than short term bond funds or money market funds. While the Manager tries to reduce risks by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page ___ for a more complete discussion of the Fund's investment risks.

         o How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Fund's Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How To Buy Shares" starting on page ___ for more details.

     o Will I Pay a Sales Charge to Buy Shares? The Fund has three classes of shares. All three classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75% and reduced for larger purchases. Class B shares and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There are also annual asset-based sales charges on Class B and Class C shares. Please review "How To Buy Shares" starting on page ___ for more details, including a discussion about factors you and your financial adviser should consider in determining which class may be appropriate for you.

         o How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, through your dealer, or, by writing a check against your Fund account (available for Class A shares only). Please refer to "How To Sell Shares" on page ___. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page __.

         o How Has the Fund Performed? The Fund measures its performance by quoting its yield, tax equivalent yield, average annual total return and cumulative total return, which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad market index, which we have done on pages ____ and ___. Please remember that past performance does not guarantee future results.

Financial Highlights

The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended September 30, 1996 is included in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

                                                      CLASS A
                                                      -----------------------------------------------------------
                                                      YEAR ENDED SEPTEMBER 30,
                                                      1996            1995             1994             1993
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:

                                                       -10-




Net asset value, beginning of period                  $  12.29        $  11.92         $  13.50          $  12.59
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .68             .69              .74               .73
Net realized and unrealized gain (loss)                    .12             .41            (1.46)             1.01
-----------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                 .80            1.10             (.72)             1.74
-----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                      (.68)           (.70)            (.72)             (.75)
Distributions from net realized gain                        --            (.03)            (.03)             (.08)
Distributions in excess of net realized gain                --              --             (.11)               --
-----------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                           (.68)           (.73)            (.86)             (.83)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  12.41        $  12.29         $  11.92          $  13.50
                                                      ===========================================================
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                       6.65%           9.58%           (5.55)%           14.33%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $667,258        $673,050         $687,233          $756,934
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $684,981        $659,465         $738,747          $652,327
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     5.50%           5.76%            5.68%             5.66%
Expenses                                                  0.91%           0.90%            0.86%             0.91%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(3)                                21.2%           15.2%             9.4%             39.1%
                                                      CLASS A
                                                      -----------------------------------------------------------
                                                      YEAR ENDED SEPTEMBER 30,
                                                      1992           1991             1990               1989
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                  $  12.21       $  11.61         $  11.87           $  11.91
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .79            .81              .83                .84(1)
Net realized and unrealized gain (loss)                    .47            .64             (.25)               .01
-----------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                1.26           1.45              .58                .85
-----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                      (.75)          (.81)            (.83)              (.83)
Distributions from net realized gain                      (.13)          (.04)            (.01)              (.06)
Distributions in excess of net realized gain                --             --               --                 --
-----------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                           (.88)          (.85)            (.84)              (.89)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  12.59       $  12.21         $  11.61           $  11.87
                                                      ===========================================================
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                      10.72%         12.93%            4.95%              6.91%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $530,260       $349,480         $250,012           $197,321
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $436,876       $292,134         $227,504           $156,572
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     6.33%          6.81%            6.97%              7.07%
Expenses                                                  0.96%          0.96%            0.99%              0.98%(1)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(3)                                30.5%           8.9%            13.3%              11.8%
                                                      CLASS A                             CLASS B
                                                      ---------------------------------   ---------------------------
                                                      YEAR ENDED SEPTEMBER 30,            YEAR ENDED SEPTEMBER 30,
                                                       1988               1987             1996               1995
---------------------------------------------------------------------------------------   ---------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                  $  11.60            $ 12.51          $  12.30           $ 11.93
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .88(1)             .90(1)            .60               .60
Net realized and unrealized gain (loss)                    .45               (.79)              .10               .42
---------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                1.33                .11               .70              1.02
---------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                      (.94)              (.88)             (.59)             (.62)


Distributions from net realized gain                      (.08)              (.14)               --              (.03)
Distributions in excess of net realized gain                --                 --                --                --
---------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                          (1.02)             (1.02)             (.59)             (.65)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  11.91            $ 11.60          $  12.41           $ 12.30
                                                      ===============================================================
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                      11.48%              0.29%             5.77%             8.75%
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $116,931            $79,479          $101,302           $91,108
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $ 95,996            $65,102          $ 98,488           $81,743
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     7.48%              7.33%             4.73%             4.95%
Expenses                                                  0.90%(1)           0.67%(1)          1.68%             1.67%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(3)                                11.7%              22.9%             21.2%             15.2%
                                                      CLASS B                            CLASS C
                                                      --------------------------------   ------------------------
                                                      YEAR ENDED SEPTEMBER 30,           YEAR ENDED SEPTEMBER 30,
                                                       1994            1993(5)           1996              1995(4)
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                   $ 13.50         $ 13.07           $12.30            $12.22
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .64             .36              .60               .05
Net realized and unrealized gain (loss)                  (1.45)            .44              .09               .08
-----------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                (.81)            .80              .69               .13
-----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                      (.62)           (.37)            (.58)             (.05)
Distributions from net realized gain                      (.03)             --               --                --
Distributions in excess of net realized gain              (.11)             --               --                --
-----------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                           (.76)           (.37)            (.58)             (.05)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 11.93         $ 13.50           $12.41            $12.30
                                                       ==========================================================
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                      (6.22)%          6.56%            5.64%             1.10%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)               $73,943         $40,958           $2,007            $   25
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $61,008         $20,454           $  752            $   18
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     4.88%           4.45%(6)         4.60%            3.67%(6)
Expenses                                                  1.65%           1.73%(6)         1.77%            1.37%(6)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(3)                                  9.4%           39.1%           21.2%             15.2%



1. Net investment income would have been $0.83, $0.87 and $0.88 absent voluntary assumption of expenses, resulting in an expense ratio of 1.00%, 1.02% and 0.85% for 1989, 1988 and 1987, respectively.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities: with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1996 were $164,934,339 and $189,341,203, respectively.

4. For the period from August 29, 1995 (inception of offering) to September 30, 1995.

5. For the period from March 1, 1993 (inception of offering) to September 30, 1993.

6.  Annualized.

Investment Objective and Policies

Objective. The Fund's investment objective is to seek maximum current income exempt from Federal, New York State and New York City income taxes for individual investors consistent with preservation of capital. Toward that objective, the Fund may use certain hedging instruments (discussed below) in an effort to protect against market risks. Since market risks are inherent in all securities to varying degrees, assurance cannot be given that the Fund will achieve its investment objective.

Investment Policies and Strategies. Under normal market conditions, the Fund attempts to invest 100% of its invested assets, and as a matter of fundamental policy to invest at least 80% of its assets, in Municipal Securities. In addition, under normal market conditions, as a matter of fundamental policy, the Fund will invest at least 65% of its total assets in New York Municipal Securities.

    Dividends paid by the Fund derived from interest attributable to New York Municipal Securities will be exempt from Federal, New York State and New York City individual income taxes. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from Federal income tax for individuals, but will be subject to New York State and New York City individual income taxes. Although exempt interest dividends will not be subject to federal income tax for Fund shareholders, a portion of such dividend which is derived from interest on certain "Private Activity" bonds may be an item of tax preference if you are subject to the federal alternative minimum tax. Any net interest income on taxable investments will be taxable as ordinary income when distributed to shareholders (see "Dividends, Capital Gains, and Taxes" below).


     o Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

         Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

    o Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund generally will not engage in the trading of securities for the purpose of realizing short-term gains, but the Fund may sell securities as the Manager deems advisable to take advantage of differentials in yield. The "Financial Highlights," above, show the Fund's portfolio turnover rate during past fiscal years. While short-term trading increases portfolio turnover, and may increase the Fund's transaction costs, the Fund incurs little or no brokerage costs because most of the Fund's portfolio transactions are principal trades without brokerage commissions.

Investment Risks.

         All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the Fund.

     Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

         o Special Considerations - New York Municipal Securities. Because the Fund concentrates its investments in New York Municipal Securities, a default or financial crisis relating to any of such issuers could adversely affect the market value and marketability of such Municipal Securities and the interest income and repayment of principal to the Fund from them. Investors should consider these matters and the financial difficulties experienced in past years by New York State and certain of its agencies and subdivisions (particularly New York City), as well as economic trends in New York, summarized in the Statement of Additional Information under "Special Investment Considerations - New York Municipal Securities." In addition, the Fund's portfolio securities are affected by general changes in interest rates, which result in changes in the value of portfolio securities held by the Fund, which can be expected to vary inversely to changes in prevailing interest rates.

         o Credit Risk and Interest Rate Risk. The values of Municipal Securities will vary as a result of changing evaluations by rating services and investors of the ability of the issuers of such securities to meet the interest and principal payments. Such values will also change in response to changes in interest rates. Should interest rates rise, the values of outstanding Municipal Securities will probably decline and (if purchased at principal amount) would sell at a discount. If interest rates fall, the values of outstanding Municipal Securities will probably increase and (if purchased at principal amount) would sell at a premium. Changes in the values of the Fund's Municipal Securities from these or other factors will not affect interest income derived from these securities but will affect the Fund's net asset value per share.

     o There are special risks in investing in derivative investments. The risks of investing in derivative investments include not only the ability of the issuer of the derivative investment to pay the amount due on the maturity of the investment, but also the risk that the underlying security or investment might not perform the way the Manager expected it to perform. That can mean that the Fund will realize less income than expected. Another risk of investing in derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

         o Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

         Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

         o Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

     o Municipal Securities. Municipal Securities consist of municipal bonds, municipal notes (including tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other short-term loans), tax-exempt commercial paper and other debt obligations issued by or on behalf of the State of New York or its political subdivisions, other states and the District of Columbia, their political subdivisions, or any commonwealths, territories or possessions of the United States, or their respective agencies, instrumentalities or authorities, the interest on which is, in the opinion of bond counsel to the respective issuer at the time of issue, not subject to Federal individual income tax. New York Municipal Securities are obligations of the State of New York and its political subdivisions, and their respective agencies, authorities or instrumentalities, the interest from which is, in the opinion of bond counsel to the respective issuer at the time of issue, not subject to New York individual income tax. No independent investigation has been made by the Manager as to the users of proceeds of bond offerings or the application of such proceeds.

         "Municipal bonds" are Municipal Securities that have a maturity when issued of one year or more and "municipal notes" are Municipal Securities that have a maturity when issued of less than one year. The two principal classifications of Municipal Securities are "general obligations" (secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest) and "revenue obligations" (payable only from the revenues derived from a particular facility or class of facilities, or specific excise tax or other revenue source). The Fund may invest in Municipal Securities of both classifications. See "Investment Objective and Policies" in the Statement of Additional Information for further information about the Fund's investment policies and about Municipal Securities.

    o Investments in Taxable Securities and Temporary Defensive Investment Strategy. Under normal market conditions, the Fund may invest up to 20% of its assets in taxable investments, including (i) certain "Temporary Investments" (described immediately below); (ii) hedging instruments (described in "Hedging," below); (iii) repurchase agreements (explained below).

     For temporary defensive purposes, the Fund may invest up to 100% of its total assets in "Temporary Investments," including: (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) corporate debt securities rated within the three highest grades by Moody's or Standard & Poor's; (iii) commercial paper rated "A-1" by Standard & Poor's or "Prime- 1" by Moody's; and (iv) certificates of deposit of domestic banks with assets of $1 billion or more. The Fund may hold Temporary Investments pending the investment of proceeds from the sale of Fund shares or portfolio securities, or to meet anticipated redemptions.

         |X| Municipal Lease Obligations. The Fund may invest in certificates of participation that represent a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations. While some municipal lease securities may be deemed to be "illiquid" securities (the purchase of which would be limited as described below in "Illiquid and Restricted Securities"), from time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees.

         o Floating Rate/Variable Rate Obligations. Some of the Municipal Securities the Fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 90-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.

         |X| Inverse Floaters and Other Derivative Investments. The Fund may invest in certain municipal "derivative investments." The Fund may use some derivative investments for hedging purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future or index. In the broadest sense, derivative investments include exchange-traded options and futures contracts.
Please refer to "Hedging," below.

     The Fund may invest in "inverse floater" variable rate bonds, a type of derivative investment whose yields move in the opposite direction from short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Some inverse floaters have a "cap" whereby if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund may also invest in municipal securities that pay interest that depends on an external pricing mechanism, also a type of derivative investment. Examples of external pricing mechanisms are interest rate swaps or caps and municipal bond or swap indices. The Fund anticipates that under normal circumstances it will invest no more than 10% of its net assets in inverse floaters.

    o Ratings of Municipal Securities. At least 75% of the total assets of the Fund must be invested in Municipal Securities rated within the four highest rating categories of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. or, if unrated, judged by the Manager to be of comparable quality to Municipal Securities rated within such grades. See Appendix A of the
Statement of Additional Information for a description of these rating categories. Municipal Securities rated either "Baa" or "MIG2" by Moody's, or "BBB" or "SP-2" by S&P, or "BBB" or "F-3" by Fitch, although investment-grade, may be subject to greater market fluctuations and risks of loss of income and principal than higher-rated Municipal Securities and may be considered to have speculative characteristics.

         A reduction in the rating of a security after its purchase by the Fund will not require the Fund to dispose of such security. Securities that have fallen below investment grade have a greater risk that the ability of the issuers of such securities to meet their debt obligations will be impaired. It is anticipated that the Municipal Securities purchased for the Fund's portfolio will generally be those having relatively longer maturities (approximately 7 to 30 years), but the Fund may invest in Municipal Securities having a broad range of maturities. The foregoing ratings restrictions do not apply to banks in which the Fund's cash is kept.

     The Fund is permitted to invest up to 25% of its total assets in Municipal Securities rated below "investment grade," that is, below the four highest rating categories of Moody's, S&P, Fitch or Duff & Phelps. Lower-grade Municipal Securities (sometimes called "municipal junk bonds") may be subject to greater market fluctuations and are subject to greater risks of loss of income and principal than higher-rated Municipal Securities, and may be considered to have some speculative characteristics. Securities that are or that have fallen below investment grade entail a greater risk that the ability of the issuers of such securities to meet their debt obligations will be impaired. There may be less of a market for lower-grade Municipal Securities and therefore they may be harder to sell at an acceptable price. These risks mean that the Fund may not achieve the expected income from lower-grade Municipal Securities, and that the Fund's income and net asset value per share may be affected by declines in value of these securities. However, the Fund's limitations on investment in non-investment grade Municipal Securities may reduce some of these risks.

         o When-Issued and Delayed Delivery Transactions. The Fund may purchase Municipal Securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. The Fund does not intend to make such purchases for speculative purposes. During the period between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involves a risk of loss if the value of the security declines prior to the settlement date.

         o Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days.

    o Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. As a matter of fundamental policy, the Fund may not invest in securities that have a restriction on their resale. The Fund will not invest more than 10% of its net assets in illiquid securities (the Board may increase that limit to 15%). The
Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. The Manager monitors holdings of illiquid securities on an ongoing basis and at times the Fund may be required to sell some holdings to maintain adequate liquidity.


         o Loans of Portfolio Securities. To attempt to increase its income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund must receive collateral for such a loan. These loans are limited to not more than 25% of the Fund's net assets and are subject to other conditions described in the Statement of Additional Information. The Fund presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of its total assets in the coming year.

         o Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, and options on futures and broadly-based municipal bond indices, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

         The Fund may buy and sell options and futures for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

     Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Writing covered call options may also provide income to the Fund for liquidity purposes or to raise cash to distribute to shareholders.

         o Futures.  The Fund may buy and sell futures  contracts that relate to
(1) broadly-based municipal bond indices (these are referred to as Municipal Bond Index Futures) and (2) interest rates (these are referred to as Interest Rate Futures). These types of Futures are described in "Hedging With Options and Futures Contracts" in the Statement of Additional Information.

         o Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

         The Fund may buy calls only on securities, broadly-based municipal bond indices, Municipal Bond Index Futures or Interest Rate Futures, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

         The Fund may purchase put options. Buying a put on a investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to (1) securities that the Fund owns, (2) broadly-based municipal bond indices, (3) Municipal Bond Index Futures or (4) Interest Rate Futures. The Fund can buy a put on a Municipal Bond Future or Interest Rate Future whether or not the Fund owns the particular Future in its portfolio. The Fund may not sell a put other than a put that it previously purchased.

    The Fund may buy and sell puts and calls only if certain conditions are met:
(1) after the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls; (2) calls the Fund buys or sells must be listed on a securities or commodities exchange, or quoted on the Automated Quotation System (NASDAQ)of The Nasdaq Stock Market, Inc., or traded in the over-the-counter market; (3) each call the Fund writes must be "covered" while it is outstanding. That means the Fund owns the investment on which the call was written ; (4) the Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised; (5) a call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets.

         o Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

         o The Fund cannot invest in securities or any other investment other than the types described in "Investment Objective and Policies," above;
         o With respect to 75% of its assets, the Fund cannot purchase securities issued or guaranteed by any one issuer (other than the U.S. Government or its agencies or instrumentalities), if more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would then own more than 10% of that issuer's voting securities;
         o The Fund cannot invest more than 25% of its assets in any industry; however, for the purposes of this restriction, Municipal Securities and U.S. Government obligations are not considered to be part of any single industry;
         o The Fund cannot make loans, except that the Fund may (i) purchase debt securities described in "Investment Objective and Policies" and repurchase agreements, and (ii) lend its portfolio securities as described in "Loans of Portfolio Securities";
         o The Fund cannot borrow money in excess of 10% of the value of its total assets or make any investment when borrowings exceed 5% of the value of its total assets; it may borrow only as a temporary measure for extraordinary or emergency purposes;
         o The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign any of its assets to secure a debt; collateral arrangements for premium and margin payments in connection with hedging instruments are not deemed to be a pledge of assets;
         o The Fund cannot buy or sell futures contracts other than Interest Rate Futures or Municipal Bond Index Futures; or
         o The Fund cannot underwrite securities or invest in securities subject to restrictions on resale.

    Unless the prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage items if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was organized in 1984 as a Massachusetts business trust. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

    The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund will not normally hold annual meetings of Fund shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

    The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All three classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Fund is Managed" in the Statement of Additional Information on voting of shares.

   The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

         The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $62 billion as of December 31, 1996, with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

    o Portfolio Manager. The Portfolio Manager of the Fund (who is also a Vice President of the Fund) is Robert E. Patterson, who is also a Senior Vice President of the Manager. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since November, 1985. Mr. Patterson also serves as an officer and portfolio manager for other Oppenheimer funds.


    o Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets over $1 billion. The Fund's management fee for its last fiscal year ended September 30, 1996 was 0.51% of average annual net assets for Class A, Class B and Class C shares.


    The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

         There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it therefore incurs relatively little expense for brokerage. From time to time, however, it may use brokers when buying portfolio securities. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

         o The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

         o The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Performance of the Fund

   Explanation of Performance Terminology. The Fund uses the terms "total return", "average annual total return", "standardized yield", "dividend yield", "yield" and "tax-equivalent yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns and yields measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold and purchased). The Fund's performance may help you see how well your Fund has done over time and to compare it to other funds or to a market index.

         It is important to understand that the Fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about indices and other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.


         o Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

    When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B or Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted "at net asset value", without considering the effect of the sales charge, and those returns would be less if sales charges were deducted.

         |X| Yield. Each class of shares calculates its yield by dividing the annualized net investment income per share from the portfolio during a 30-day period by the maximum offering price on the last day of the period. Tax-equivalent yield is the equivalent yield that would be earned in the absence of taxes. It is calculated by dividing that portion of the yield that is tax-exempt by a factor equal to one minus the applicable tax rate. The yield of each Class will differ because of the different expenses of each Class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a Class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended September 30, 1996, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

         o Management's Discussion of Performance. During the Fund's fiscal year ended September 30, 1996 the Fund performed well during a tough period of volatile interest rates. The Fund's return was maintained by managing interest rate exposure with shorter durations and by seeking income through high coupon bonds. Holdings in general obligation bonds did not perform as well as expected. The combination of a smaller tax base and a larger demand for services made it difficult to obtain a decent yield. For this reason the Fund de-emphasized their position in general obligation bonds. The Fund's portfolio and its portfolio manager's strategies are subject to change.

     o Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held from the inception of the Class until September 30, 1996. In the case of Class A shares, performance is measured over a ten-year period, in the case of Class B shares, from the inception of the Class on March 1, 1993, and in the case of Class C shares, from the inception of the Class on August 29, 1995. In all cases, all dividends and capital gains distributions were reinvested in additional shares. The graphs reflect the deduction of the 4.75% current maximum initial sales charge on Class A shares, the maximum 5% contingent deferred sales charge on Class B shares and the 1% contingent deferred sales charge on Class C shares.

         The Fund's performance is compared to that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market.

         Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance data reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.


                           Comparison of Change in Value
                     of $10,000 Hypothetical Investments in
                     Class A, Class B and Class C Shares of
                  Oppenheimer New York Tax-Exempt Fund and the
                      Lehman Brothers Municipal Bond Index

                                                      [Graph]


Average Annual Total Return of the Fund at 9/30/96

A Shares   1-Year      5-Year     10-Year(1)
                   1.59%                5.89%                 6.69%

B Shares   1-Year      Life-of-the-Class:(2)
           0.77%                            3.16%

C Shares   1-Year                      Life-of-the-Class:(3)
           4.64%                            6.25%

-------------------
Total returns and the ending account values in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.
(1) The inception date of the Fund (Class A shares) was 8/16/84. Class A returns are shown net of the current applicable 4.75% maximum initial sales charge. (2) Class B shares of the Fund were first publicly offered on 3/1/93. The average annual total returns reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5% and 3% contingent deferred sales charges, respectively, for the 1-year period and the life of the class. The ending account value in the graph is net of the applicable 3% sales charge.
(3) Class C shares of the Fund were first publicly offered on 8/29/95. The life-of-the-class is shown net of the applicable 1% contingent deferred sales charge. Past performance is not predictive of future performance. Graphs are not drawn to same scale.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

    o Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). If you purchase Class A shares as part of an investment of at least $1 million in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described below in "Buying Class A Shares."

         o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares, as described in "Buying Class B Shares," below.

         o Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "Buying Class C Shares," below.

   Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decisions as to which class of shares is best suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

         In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in. The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

    o How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account) compared to the effect over time of higher class-based expenses on Class B or Class C shares, for which no initial sales charge is paid.

         o Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than seven years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

         However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more advantageous than Class C shares (as well as Class B shares) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C shares (and Class B shares). If investing $500,000 or more, Class A shares may be more advantageous as your investment horizon approaches 3 years or more.

         And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares, respectively, from a single investor.

     o Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

         Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore you should analyze your options carefully.

         o Are There Differences in Account Features That Matter to You? Because some account features, such as checkwriting, may not be available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A, such as the Class B and Class C asset-based sales charges described below and in the Statement of Additional Information. Share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

         o How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charge and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A shares: that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

         With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

         There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

         o How Are Shares Purchased? You can buy shares several ways: through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

         o Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

         o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

         o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to send redemption proceeds and to have the Transfer Agent transmit dividends and distributions.

         Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

         o Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

         o At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

         If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Special Sales Charge Arrangements for Certain Persons. The Appendix A in this prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:


Amount of Purchase                        Front-End                  Front-End                 Commission
                                          Sales Charge               Sales Charge              as
                                          as a                       as a                      Percentage
                                          Percentage                 Percentage                of Offering
                                          of Offering                of Amount                 Price
                                          Price                      Invested
-------------------------------------------------------------------
Less than $50,000                         4.75%                      4.98%                     4.00%
-------------------------------------------------------------------
$50,000 or more
but less than
$100,000                                  4.50%                      4.71%                     4.00%
-------------------------------------------------------------------
$100,000 or more
but less than
$250,000                                  3.50%                      3.63%                     3.00%
-------------------------------------------------------------------
$250,000 or more
but less than
$500,000                                  2.50%                      2.56%                     2.25%
-------------------------------------------------------------------
$500,000 or more
but less than
$1 million                                2.00%                      2.04%                     1.80%
-------------------------------------------------------------------

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

         o Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more.

         The Distributor pays dealers of record commissions on those non-retirement plan purchases in an amount equal to the sum of 1.0%. That commission will be paid only on the amount of those purchases that were not previously subject to a front-end sales charge and dealer commission.


    If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

         In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

    No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.


         o Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

         o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trusts or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.


    Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.


    o Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.


         o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

         o the Manager or its affiliates;

    o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates;

         o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

         o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

         o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

    o dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares);

         o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

         o accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts; or

         o any unit investment trust that has entered into an appropriate agreement with the Distributor.

         Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

         o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

         o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;

         o shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or

         o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

         Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

         o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

         o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below); or

     o if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase).

    o Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.


    Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or their customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

   Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.


         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges," below.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since                                 Contingent Deferred Sales Charge
Beginning of Month in which                 On Redemptions in That Year
Purchase Order Was Accepted                 (As % of Amount Subject to Charge)
0-1                                                  5.0%
1-2                                                  4.0%
2-3                                                  3.0%
3-4                                                  3.0%
4-5                                                  2.0%
5-6                                                  1.0%
6 and following                                      None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

         o Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

    o Waivers of Class B Sales Charges. The Class B contingent deferred sales charge will not apply to those shares purchased in certain types of transactions, nor will it apply to shares redeemed in certain circumstances, as described below under "Buying Class C Shares - Waivers of Class B and Class C Sales Charges."

   Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

         o Distribution and Service Plan for Class B and Class C Shares. The Fund has adopted a Distribution and Service Plan for Class B and Class C shares to compensate the Distributor for distributing Class B and Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

         Under each Plan, both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of average net assets per year of the respective class.

         The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis.

         The asset-based sales charge allows investors to buy Class B or Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and Class C shares.

         The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

         The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an on-going commission to the dealer on Class C shares that have been outstanding for a year or more.

         The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and Class C shares. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

         o Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers for Redemptions of Shares in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

    o redemptions from accounts following the death or disability of the last surviving shareholder; including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration); or

         o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below.

         Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

         o shares sold to the Manager or its affiliates;

         o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

         o shares issued in plans of reorganization to which the Fund is a party.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

         AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

         o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

         o PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

         o Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

         o Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer fund account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

         o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer fund account on a regular basis:

         o Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

         o Automatic Exchange Plans. You can authorize the Transfer Agent automatically to exchange an amount you establish in advance for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer fund account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

How to Sell Shares

   You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by using the Fund's checkwriting privilege or by telephone. You can also set up an Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1-800-525-7048, for assistance.


         o Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

         o You wish to redeem more than $50,000 worth of shares and receive a check
         o The redemption check is not payable to all shareholders listed on the account statement
         o The redemption check is not sent to the address of record on your account statement
         o Shares are being transferred to a Fund account with a different owner or name
         o Shares are redeemed by someone other than the owners (such as an Executor)

         o Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

         o Your name
         o The Fund's name
         o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling, o The signatures of all registered owners exactly as the account is registered, and
         o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
OppenheimerFunds Services
P.O. Box 5270, Denver, Colorado 80217

Send courier or Express Mail requests to:
OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but which may be earlier on some days. You may not redeem shares held under a share certificate by telephone.

         o To redeem shares through a service representative, call 1-
800-852-8457
         o To redeem shares automatically on PhoneLink, call 1-800-533-
3310

         Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that account.

         o Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

         o Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

   Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish Checkwriting in another Oppenheimer fund, simply call 1-800-525-7048 to request Checkwriting for an account in this Fund with the same registration as the previous checkwriting account.

         o Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.
         o Checkwriting privileges are not available for accounts holding Class B Shares or Class C shares, or Class A shares that are subject to a contingent deferred sales charge.
         o Checks must be written for at least $100.
         o Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value.
         o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
         o Don't use your checks if you changed your Fund account number.

   Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for more information about this procedure. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.


How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

         o Shares of the fund selected for exchange must be available for sale in your state of residence.
         o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.
         o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day.
         o You must meet the minimum purchase requirements for the fund you purchase by exchange.
         o Before exchanging into a fund, you should obtain and read its prospectus.

         Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

         Exchanges may be requested in writing or by telephone:

         o Written Exchange Requests. Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

         o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852- 8457 or by using
PhoneLink for automated exchanges, by calling 1- 800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.


         There are certain exchange policies you should be aware of:

         o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

         o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

         o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

         o For tax purposes, exchanges of shares involve a redemption of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

         o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

     o Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 p.m. but may be earlier on some days on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities, and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

         o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

         o Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

         o The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

         o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

         o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

         o The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

         o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within seven days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within three business days. The
Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

    o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

         o Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

         o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

     o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

         o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

         o Transfer Agent and Shareholder Servicing Agent. The transfer agent and shareholder servicing agent is OppenheimerFunds Services. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, L.P. who owned shares of the Former Quest For Value Fund when it merged into the Fund on November 24, 1995.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income each regular business day and pays such dividends to shareholders monthly. Normally, dividends are paid on or about the tenth business day of each month, but the Board of Trustees can change that date. It is expected that distributions paid with respect to Class A shares will generally be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher.

         For the fiscal year ended September 30, 1996, the Fund maintained the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level, although the amount of such dividends was subject to change from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by the Fund or borne separately by that Class. The practice of attempting to pay dividends on Class A shares at a constant level requires the Manager, consistent with the Fund's investment objective and investment restrictions, to monitor the Fund's portfolio and select higher yielding securities when deemed appropriate to maintain necessary net investment income levels. The Fund anticipates paying dividends at the targeted dividend level from net investment income and other distributable income without any impact on the Fund's net asset value per share. The Board of Trustees may change the Fund's targeted dividend level at any time, without prior notice to shareholders; the Fund does not otherwise have a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.


Capital Gains. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short- or long-term capital gains in December. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year (which ends September 30th). Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. You have four options:

         o Reinvest all distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
         o Reinvest long-term capital gains only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
         o Receive all distributions in cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank account on AccountLink.
         o Reinvest your distributions in another Oppenheimer Fund account. You can reinvest all distributions in another Oppenheimer fund account you have established.

     Taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Dividends paid from net investment income earned by the Fund on Municipal Securities will be excludable from your gross income for Federal income tax purposes. A portion of the dividends paid by the Fund may be an item of tax preference if you are subject to the alternative minimum tax. Distributions are subject to Federal income tax and may be subject to state and/or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

         o "Buying a Dividend". When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

         o Taxes on Transactions. Even though the Fund seeks tax-exempt income for distribution to shareholders, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell them. Any capital gain is subject to capital gains tax.

         o Returns of Capital. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

         This information is only a summary of certain Federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

APPENDIX

Special Sales Charge Arrangements for Shareholders of the Fund
Who Were Shareholders of the Former Quest for Value Funds

    The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was (i) one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

         o Reduced Class A Initial Sales Charge Rates for Certain
Former Quest Shareholders

         o Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.


                                    Front-End                 Front-End
                                    Sales                     Sales                     Commission
                                    Charge                    Charge                    as
Number of                           as a                      as a                      Percentage
Eligible                            Percentage                Percentage                of
Employees                           of Offering               of Amount                 Offering
or Members                          Price                     Invested                  Price
9 or fewer                          2.50%                     2.56%                     2.00%

At least 10 but
not more than 49                    2.00%                     2.04%                     1.60%

         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on page ___ of this Prospectus.

         Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

         o Special Class A Contingent Deferred Sales Charge Rates

     The contingent deferred sales charge applicable to Class A shares of the Fund has been waived with respect to those shares of the Fund issued in the reorganization on November 24, 1995 for shares of Quest for Value New York Tax-Exempt Fund. Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995 will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest Fund for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

         o Waiver of Class A Sales Charges for Certain Shareholders

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

         o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
         o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

         o Waiver of Class A Contingent Deferred Sales Charge in
Certain Transactions

         The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers

         o  Waivers for Redemptions of Shares Purchased Prior to March
6, 1995

         In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by the merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995 in connection with: (i) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (ii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

         o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.

         In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by the merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (2) withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
(3) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

                           APPENDIX A TO PROSPECTUS OF
                       OPPENHEIMER NEW YORK MUNICIPAL FUND

         Graphic material included in Prospectus of Oppenheimer New York Municipal Fund: "Comparison of Total Return of Oppenheimer New York Municipal Fund and the Lehman Bros. Municipal Bond Index -
Change in Value of a $10,000 Hypothetical Investment"

         Linear Graphs will be included in the Prospectus of Oppenheimer New York Tax-Exempt Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in (i) Class A shares of the Fund for the ten years ended September 30, 1994, (ii) Class B shares of the Fund from March 1, 1993 (the date Class B shares were first publicly-offered) to September 30, 1996, and (iii) Class C shares from August 29, 1995 (the date Class C shares were first publicly offered) to September 30, 1996, and comparing such values with the same investments over the same time periods in the Lehman Brothers Municipal Bond Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the Lehman Brothers Municipal Bond Index, is set forth in the Prospectus under "Fund Information - Management's Discussion of Performance."

                                  Oppenheimer
                                  New York
                                  Municipal                    Lehman
                                  Fund                         Brothers
Fiscal Year                       Class A                      Municipal
(Period) Ended                    Shares                       Bond Index
--------------                    -----------                  ----------
09/30/86                          $9,525                       $10,000
09/30/87                          $9,587                       $10,053
09/30/88                          $10,737                      $11,357
09/30/89                          $11,532                      $12,343
09/30/90                          $12,102                      $13,182
09/30/91                          $13,661                      $14,920
09/30/92                          $15,108                      $16,480
09/30/93                          $17,257                      $18,579
09/30/94                          $16,294                      $18,126
09/30/95                          $17,861                      $20,156
09/30/96                          $19,111                      $21,081

                                  Oppenheimer
                                  New York
                                  Municipal                    Lehman
                                  Fund                         Brothers
Fiscal Year                       Class B                      Municipal
(Period) Ended                    Shares(1)                    Bond Index
--------------                    ----------                   ----------
03/01/93                          $10,000                      $10,000
09/30/93                          $10,624                      $10,569
09/30/94                          $9,967                       $10,312
09/30/95                          $10,839                      $11,466
09/30/96                          $11,179                      $11,993

                                  Oppenheimer
                                  New York
                                  Municipal                    Lehman
                                  Fund                         Brothers
Fiscal Year                       Class C                      Municipal
(Period) Ended                    Shares(2)                    Bond Index
--------------                    -----------                  ----------
08/29/95                          $10,000                      $10,000
09/30/95                          $10,110                      $10,063
09/30/96                          $10,680                      $10,525



(1)For the period from March 1, 1993 (commencement of class) to September 30, 1996. (2)For the period from August 29, 1995 (commencement of class) to September 30, 1996.

Oppenheimer New York Municipal Fund
Two World Trade Center
New York, New York 10048-0203

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
Citibank, N.A.
One Citicorp Center
New York, New York 10154

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.


                                                        [OppenheimerFunds Logo]





PR360.001.0296.N * Printed on recycled paper

Oppenheimer New York Municipal Fund

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

Statement of Additional Information dated January 17, 1997



         This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 17, 1997. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.


Contents

                                                                                                        Page
About The Fund
Investment Objective and Policies.......................................................................
     Investment Policies and Strategies.................................................................
     Special Investment Considerations - New York Municipal Securities..................................
     Other Investment Techniques and Strategies.........................................................
     Other Investment Restrictions......................................................................
How the Fund is Managed.................................................................................
     Organization and History...........................................................................
     Trustees and Officers of the Fund..................................................................
     The Manager and Its Affiliates.....................................................................
Brokerage Policies of the Fund..........................................................................
Performance of the Fund.................................................................................
Distribution and Service Plans..........................................................................
About Your Account
How To Buy Shares.......................................................................................
How To Sell Shares......................................................................................
How To Exchange Shares..................................................................................
Dividends, Capital Gains and Taxes......................................................................
Additional Information About the Fund...................................................................
Financial Information About the Fund
Independent Auditors' Report............................................................................
Financial Statements....................................................................................
Appendix A:  Description of Ratings Categories..........................................................
Appendix B:  Tax-Equivalent Yield Chart.................................................................
Appendix C:  Industry Classifications...................................................................

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms used in the Prospectus.

Municipal Securities

|X| Municipal Bonds. The principal classifications of long-term municipal bonds are "general obligation" and "revenue" or "industrial development" bonds.

         o General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         o Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         o Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

|X| Municipal Notes. Municipal Securities having a maturity when issued of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs and include:

         o Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use of business taxes, and are payable from these specific future taxes.

         o Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under the Federal revenue sharing programs.

o Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

o Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration.

         o Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

     |X| Municipal Lease Obligations. From time to time the Fund may invest 5% in municipal lease obligations, some of which may be illiquid and others which the Manager has determined to be liquid under guidelines set by the Board of Trustees. Those guidelines require the Manager to evaluate: (1) the frequency of trades and price quotations for such securities; (2) the number of dealers or other potential buyers willing to purchase or sell such securities; (3) the availability of market-makers; and (4) the nature of the trades for such securities. The Manager will also evaluate the likelihood of a continuing market for such securities throughout the time they are held by the Fund and the credit quality of the instrument. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the risk of "non-appropriation," municipal lease securities do not yet have a highly developed market to provide the degree of liquidity of conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

         |X| Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on Municipal Securities. The Tax Reform Act generally does not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on obligations issued by or on behalf of state or local government, the proceeds of which are used to finance the operations of such governments (e.g., general obligation bonds) continues to be tax-exempt. However, the Tax Reform Act further limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds (other than those specified as "qualified" tax-exempt private activity bonds, e.g., exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, qualified student loan bonds, etc.) is taxable under the revised rules.

         Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. Further, a private activity bond which would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision is applicable primarily to exempt facility bonds, including industrial development bonds. The Fund may not be an appropriate investment for entities which are "substantial users" (or persons related thereto) of such exempt facilities, and such persons should consult their own tax advisers before purchasing shares. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or the investor's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds. In addition, the Tax Reform Act revised downward the limitations as to the amount of private activity bonds which each state may issue, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds. That value may also be affected by a 1988 U.S. Supreme Court decision upholding the constitutionality of the imposition of a Federal tax on the interest earned on Municipal Securities issued in bearer form.

     A Municipal Security is treated as a taxable private activity bond under a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold. (The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit.) Under the private loan restriction, the amount of bond proceeds which may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of Municipal Securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or use of the bond-financed facility.

         The Federal alternative minimum tax is designed to ensure that all taxpayers pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items in arriving at alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of its proportionate share of the interest on such bonds received by the regulated investment company. The Treasury is authorized to issue regulations implementing this provision. In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income. The Fund may hold Municipal Securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations. The Fund anticipates that under normal circumstances it will not purchase any such securities in an amount greater than 20% of the Fund's total assets.

         |X| Ratings of Municipal Securities. Moody's, S&P's, Fitch's and Duff & Phelps ratings (see Appendix A) represent their respective opinions of the quality of the Municipal Securities they undertake to rate. However, such ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields, while Municipal Securities of the same maturity and coupon with different ratings may have the same yield. Investment in lower quality securities may produce a higher yield than securities rated in the higher rating categories described in the Prospectus (or judged by the Manager to be of comparable quality). However, the added risk of lower quality securities might not be consistent with a policy of preservation of capital.

         Subsequent to its purchase by the Fund, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but OppenheimerFunds, Inc. (the "Manager") will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's or S&P change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.


     Special Investment Considerations - New York Municipal Securities. As explained in the Prospectus, the Trust is highly sensitive to the fiscal stability of New York State (the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue the Municipal Securities in which the Trust concentrates its investments. The following information on risk factors in concentrating in New York Municipal Securities is only a summary, based on official statements relating to offerings of New York issuers of Municipal Securities on or prior to July 15, 1996 with respect to offerings of the State and December 18, 1996 with respect to offerings of New York City, and no representation is made as to the accuracy of such information.

         During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in ameliorating the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York Municipal Securities in which the Trust invests.

New York City

         General. More than any other municipality, the fiscal health of New York City (the "City") has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during 1994, economic growth slowed in 1995, and the City's current four-year financial plan assumes that moderate economic growth will continue.

         For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law, or that it can maintain a balanced budget without additional tax or other revenue increases or additional reductions in City services of programs, which could adversely affect the City's economic base.

         The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1997 through 2000 fiscal years (the "1997-2000 Financial Plan", "Financial Plan" or "City Plan"). On November 14, 1996, the City submitted to the Control Board the Financial Plan for the 1997-2000 fiscal years, which is a modification to a financial plan submitted to the Control Board on June 21, 1996 (the "June Financial Plan") and which relates to the City, the Board of Education ("BOE") and the City University of New York.

     The City's projections set forth in the City Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the City Plan, employment growth, the ability to implement reductions in City personnel and other cost reduction initiatives, the ability of the New York City Health and Hospitals Corporation ("HHC") and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues of proposals for Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

         Implementation of the City Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1997 through 2000 contemplates the issuance of $7.7 billion of general obligation bonds and $4.5 billion of bonds to be issued by the proposed New York City Infrastructure Finance Authority ("IFA") primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make other capital investments. The creation of the IFA is subject to the enactment of State legislation. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes and IFA notes will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or bonds of the proposed IFA, it would be prevented from meeting its planned operating and capital expenditures. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

         The City Comptroller and other agencies and public officials have issued reports and make public statements which, among other things, state that projected revenues may be less and future expenditures may be greater than forecasted in the City Plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

         1997-2000 Financial Plan. The June Financial Plan set forth actions to close a previously projected gap of approximately $2.6 billion in the 1997 fiscal year. The proposed actions in the June Financial Plan for the 1997 fiscal year included (i) agency actions totaling $1.2 billion; (ii) a revised tax reduction program which would increase projected tax revenues by $369 million due to the four year extension of the 12.5% personal income tax surcharge and other actions; (iii) savings resulting from cost containment in entitlement programs to reduce City expenditures and additional proposed State aid of $74 million; (iv) the assumed receipt of revenues relating to rent payments for the City's airports, which are currently the subject of a disputer with the Port Authority of New York and New Jersey (the "Port Authority"); (v) the sale of the City's television station for $207 million; and (vi) pension cost savings totaling $134 million resulting from a proposed increase in the earnings assumption for pension assets from 8.5% to 8.75%.

     The 1997-2000 Financial Plan published on November 14, 1996 reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the June Financial Plan. The 1997-2000 Financial Plan projects revenues and expenditures for the 1997 fiscal year balanced in accordance with GAAP, and projects gaps of $1.2 billion, $2.1 billion and $3.0 billion for the 1998, 1999 and 2000 fiscal years, respectively. Changes since the June Financial Plan include (i) an increase in projected tax revenues of $450 million, $120 million, $50 million and $45 million in fiscal years 1997 through 2000, respectively;
(ii) a delay in the assumed receipt of $304 million relating to projected rent payments for the City airports from the 1997 fiscal year to the 1998 and 1999 fiscal years, and a $34 million reduction in assumed State and Federal aid for the 1997 fiscal year ; (iii) an approximately $200 million increase in projected overtime and other expenditures in each of the fiscal years 1997 through 2000;
(iv) a $70 million increase in expenditures for BOE in the 1997 fiscal year for school text books; (v) a reduction in projected pension costs of $34 million, $50 million, $49 million and $47 million in fiscal years 1997 through 2000, respectively; and (vi) additional agency actions totaling $179 million, $386 million, $473 million and $589 million in fiscal years 1997 through 2000, including personnel reductions through attrition and early retirement.

         The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1996 and is projected to provide revenue of $170 million, $463 million, $492 million, and $521 million, in the 1997 through 2000 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $270 million and $180 million in the 1998 and 1999 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases thereto through pending legal actions;
(iii) the ability of HHC and BOE to identify actions to offset substantial City and State revenue reductions and the receipt by BOE of additional State aid;
(iv) State approval of the cost containment initiatives and State aid proposed by the City; and (v) a reduction in City funding for labor settlements for certain public authorities or corporations. Legislation extending the 12.5% personal income tax surcharge beyond December 31, 1996., was not enacted in the special legislative session held in December 1996. Such legislation may be enacted in the 1997 State legislative session. The Financial Plan does not reflect any increased costs which the City might incur as a result of welfare legislation recently enacted by Congress or legislation proposed by the Governor, which would, if enacted, implement such Federal welfare legislation. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

         The City's financial plans have been the subject of extensive public comment and criticism. On February 28, 1996, Fitch Investors Service, L.P. ("Fitch") placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert, although Fitch stated that the outlook remains the negative.

     Ratings. Moody's has rated the City's general obligation bonds Baa1. Standard & Poor's has rated the bonds BBB+. Fitch has rated the bonds A-. These ratings do not reflect any bond insurance relating to any portion of the bonds. The city expects that ratings on the Financial Guaranty Insured Bonds and the AMBAC Insured Bonds will be received prior to January 7, 1997. The ratings on the Financial Guaranty Insured Bonds and the AMBAC Insured Bonds will be based on the insurance policies to be issued by Financial Guaranty and AMBAC Indemnity, respectively. Bonds insured to maturity by Financial Guaranty are rated "AAA" by Standard & Poor's, "Aaa" by Moody's and "AAA" by Fitch. Such ratings reflect only the views of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the bonds.

         Outstanding Net Indebtedness. As of September 30, 1996, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $20.099 billion and $3.889 billion of outstanding net long-term debt.

         The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

         Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted which are incidental to performing routine governmental and other functions. This litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged torts, alleged breaches of contracts, alleged violations of law and condemnation proceedings. As of June 30, 1996 and 1995, claims in excess of $380 billion and $311 billion, respectively, were outstanding against the City for which the City estimates its potential future liability to be $2.8 billion and $2.5 billion, respectively.

New York State

         The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. The causes of this relative decline are varied and complex, in many cases involving national and international developments beyond the State's control.

         Recent Developments. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 11 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 240,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains.

     The 1996-1997 New York State Financial Plan (the "State Plan") is based on the State's economy showing modest expansion during the first half of 1996, but that some slowdown is projected during the second half of the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be slowed by government cutbacks at all levels and by tight fiscal constraints on health and social services. On an average annual basis, employment growth in the State is expected to be up slightly from the 1995 rate. Personal income is expected to record moderate gains in 1996. Bonus payments in the securities industry are expected to increase further from last year's record level.

         The State Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         The 1996-97 Fiscal Year. The State's General Fund (the major operating Fund of the State) was projected in the State Plan to be balanced on a cash basis for the 1996-97 fiscal year. The State Plan projected General Fund receipts and transfers from other funds at $33.17 billion, an increase of $365 million from the prior fiscal year, and disbursements and transfers to other funds at $33.12 billion, an increase of $444 million from the total disbursed in the prior fiscal year.

         Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

         Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

     In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

         Composition of State Governmental Funds Group. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include the General Fund, which receives all income not required by law to be deposited in another fund; Special Revenue Funds, which receive the preponderance of moneys received by the State from the Federal government and other income the use of which is legally restricted to certain purposes; Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain of such projects conducted by local governments or public authorities; and Debt Service Funds, which are used for the accumulation of moneys for the payment of principal of and interest on long-term debt and to meet lease-purchase and other contractualobligation commitments.

         Local Government Assistance Corporation ("LGAC"). In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bond and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAG's bondholders in the resolution authorizing such bonds.

    As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings.
The State Plan includes no seasonal  borrowing.


     Authorities. The fiscal stability of the State is related to the fiscal stability of its public authorities ("Authorities"). Authorities have various responsibilities, including these which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts, and restrictions set forth in, their legislative authorization. As of September 30, 1995, there were 17 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 17 Authorities was $73.45 billion as of September 30, 1995.

         Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges or tunnels, highway tolls, rentals for dormitory rooms and housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

         Ratings. On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on October 3, 1995, confirmed its A-rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On October 2, 1995, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Securities in which the Trust invests.

         General Obligation Debt. As of March 31, 1996, the State had approximately $5.05 billion in general obligation bonds, including $294 million in bond anticipation notes outstanding. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $735 million for the 1995-96 fiscal year and are estimated to be $719 million for the State's 1996-97 fiscal year.

         Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 1996-1997 fiscal year or thereafter.

         The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 1996-97 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1996-1997 State Plan. In its audited financial statements for the fiscal year ended March 31, 1996, the State reported its estimated liability for awarded and anticipated unfavorable judgments at $474 million.

         In addition, the State is party to other claims and litigations which its counsel has advised are not probable of adverse court decisions. Although, the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1996-97 fiscal year or thereafter.

         Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1996-97 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1996-97 fiscal year.

         Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

         Other Investment Techniques and Strategies

         |X| When-Issued and Delayed Delivery Transactions. As stated in the Prospectus, the Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will identify to its Custodian cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.

         To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above), when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund.

         When-issued transactions and forward commitments can be used by the Fund as a defensive technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

         |X| Repurchase Agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank, the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities) for delivery on an agreed-on future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered loans under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will continuously monitor the collateral's value and will impose creditworthiness requirements to confirm that the vendor is financially sound.

     |X| Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the market value of the loaned securities and must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives an amount equal to the dividends or interest on loaned securities and also receives one or more of: (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's custodian and administrative fees. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter. Income from securities loans is not included in the exempt-interest dividends paid by the Fund. The Fund will not enter into any securities loans having a duration of more than one year.

         |X| Hedging. As described in the Prospectus, the Fund may employ one or more types of hedging instruments. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Interest Rate Futures or Municipal Bond Index Futures, (ii) buy puts on such Futures or securities, or (iii) write covered calls on securities, Interest Rate Futures or Municipal Bond Index Futures (as described in the Prospectus). Covered calls may also be written on debt securities to attempt to increase the Fund's income. When hedging to permit the Fund to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities (which the Fund will normally purchase, and then terminate that hedging position), the Fund may: (i) buy Interest Rate Futures or Municipal Bond Index Futures, or (ii) buy calls on such Futures or on securities. The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. Additional information about the covered calls and hedging instruments the Fund may use is provided below.

         o Writing Covered Call Options. When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying investment to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term gains for Federal tax purposes, as are premiums on lapsed calls, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the underlying investment until the call lapsed or were exercised.

     o Interest Rate Futures. The Fund may buy and sell futures contracts relating to debt securities ("Interest Rate Futures") and municipal bond indices ("Municipal Bond Index Futures," discussed below). An Interest Rate Future obligates the seller to deliver and the purchaser to take the related debt securities at a specified price on a specified date. No amount is paid or received upon the purchase or sale of an Interest Rate Future.

         The Fund may concurrently buy and sell Futures contracts in the expectation that the Future purchased will outperform the Future sold. For example, the Fund might simultaneously buy Municipal Bond Futures and sell U.S. Treasury Bond Futures. This type of transaction would be profitable to the Fund if municipal bonds, in general, outperform U.S. Treasury bonds. Risks of this type of Futures strategy include the possibility that the Manager does not correctly assess the relative durations of the investments underlying the Futures, with the result that the strategy changes the overall duration of the Fund's portfolio in a manner that increases the volatility of the Fund's price per share. Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond to decline about 3%.

         Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment, equal to a specified percentage of the contract amount, with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to and from the futures broker on a daily basis. At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized. Although Interest Rate Futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

         o Municipal Bond Index Futures. A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal Bond Index Futures are similar to Interest Rate Futures except that settlement is made in cash. The obligation under such contracts may also be satisfied by entering into an offsetting contract to close out the futures position. Net gain or loss on options on Municipal Bond Index Futures depends on the price movements of the securities included in the index. The strategies which the Fund employs regarding Municipal Bond Index Futures are similar to those described above with regard to Interest Rate Futures.

     o Purchasing Calls and Puts. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on Municipal Bond Index Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

         When the Fund purchases a call or put on a municipal bond index, Municipal Bond Index Future or Interest Rate Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the debt securities market generally) rather than on price movements in individual futures contracts.

         When the Fund buys a put, it pays a premium and, except as to puts on municipal bond indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a debt security, Interest Rate Future or Municipal Bond Index Future the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit).

         An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause it to sell underlying investments, thus increasing its turnover rate in a manner beyond its control. The exercise by the Fund of puts may also cause the sale of underlying investments, also causing turnover, since the underlying investment might be sold for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a call or a put or sells a call. Premiums paid for options are small in relation to the market value of the related investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be more sensitive to changes in the value of the underlying investments.

     o Additional Information about Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. When the Fund writes an over-the-counter("OTC") option, it intends to into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security ("in-the-money"). For any OTC option the Fund writes, it will treat as illiquid (for purposes of its restriction on illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The Securities and Exchange Commission is evaluating the general issue of whether or not OTC options should be considered as liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

         The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its portfolio turnover rate. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options as to underlying investments are small in relation to the market value of such investments and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

    o Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial Futures margin and related option premiums to no more than 5% of the Fund's total assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

         Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases an Interest Rate Future or Municipal Bond Index Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the investments underlying such Future, less the margin deposit applicable to it.

         o Tax Aspects of Hedging Instruments and Covered Calls. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. One of the tests for such qualification is that less than 30% of its gross income (irrespective of losses) must be derived from gains realized on the sale of securities held for less than three months. Due to this limitation, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Interest Rate Futures and Municipal Bond Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund;
(ii) writing calls on investments held less than three months; (iii) purchasing calls or puts which expire in less than three months; (iv) effecting closing transactions with respect to calls or puts purchased less than three months previously; and (v) exercising puts or calls held by the Fund for less than three months.

         o Possible Risk Factors in Hedging. In addition to the risks with respect to Futures and options discussed in the Prospectus and above, there is a risk in using short hedging by selling Interest Rate Futures and Municipal Bond Index Futures that the prices of such Futures or the applicable index will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

     The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the Hedging Instruments, the Fund may use Hedging Instruments in a greater dollar amount than the dollar amount of debt securities being hedged if the historical volatility of the prices of such debt securities being hedged is more than the historical volatility of the applicable index. It is also possible that where the Fund has used Hedging Instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the Hedging Instruments and also experience a decline in value of its debt securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the Hedging Instruments are based. If the Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Interest Rate Futures, Municipal Bond Index Futures and/or calls on such Futures or debt securities, it is possible that the market may decline; if the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

Other Investment Restrictions

         The Fund's significant investment restrictions are described in the Prospectus. The following investment restrictions are also fundamental policies of the Fund, and, together with the fundamental policies and investment objective described in the Prospectus, can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares.

         Under these additional restrictions, the Fund cannot do any of the following:

         o The Fund cannot invest in real estate, but the Fund may invest in Municipal Securities or other permitted securities secured by real estate or interests therein;

         o The Fund cannot purchase securities other than Hedging Instruments on margin; however, the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         o The Fund cannot make short sales of securities;

         o The Fund cannot invest in or hold securities of any issuer if those officers and trustees of the Fund or its adviser beneficially owning individually more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer; or

         o The Fund cannot invest in other open-end investment companies except in a merger, consolidation, reorganization or acquisition of assets.

         |X| Diversification. For purposes of diversification under the Investment Company Act and the investment restrictions set forth in the Prospectus and above, the identification of the "issuer" of a Municipal Security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision, and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed the sole issuer. However, if in either case the creating government or some other entity guarantees the security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other agency. In applying these restrictions to its investments, the Manager will consider a nongovernmental user of facilities financed by industrial development bonds as being in a particular industry, despite the fact that there is no industry concentration limitation as to Municipal Securities. Although this application of the restriction is not technically a fundamental policy of the Fund, it will not be changed without shareholder approval. The Manager has no present intention of investing more than 25% of the Fund's assets in securities paying interest from revenues of similar type projects. This is not a fundamental policy, and therefore may be changed without shareholder approval. Should any such change be made, the Prospectus and/or this Statement of Additional Information will be supplemented accordingly.

For purposes of the Fund's policy not to concentrate its assets, the Fund has adopted the industry classifications set forth in Appendix C to this Statement of Additional Information. This is not a fundamental policy.

How the Fund is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

         The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.


Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. The address of each Trustee and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. All of the Trustees (except Ms. Macaskill, who is not a director of Oppenheimer Money Market Fund, Inc.) are also trustees or directors of Oppenheimer Fund, Oppenheimer Growth Fund, Oppenheimer Global Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer U.S. Government Trust, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Enterprise Fund, Oppenheimer Discovery Fund, Oppenheimer Target Fund, Oppenheimer Asset Allocation Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Municipal Bond Fund, Oppenheimer California Municipal Fund, Oppenheimer Multi-State Municipal Trust, Oppenheimer Multi-Sector Income Trust, Oppenheimer World Bond Fund and Oppenheimer Series Fund, Inc. (collectively, the "New York-based Oppenheimer funds). Ms. Macaskill, Messrs. Spiro, Donohue, Bowen, Zack, Bishop and Farrar respectively, hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of December 31, 1996, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of each class of shares of the Trust and the Fund except Leon Levy, who owns beneficially 1,345,407.308 Class A shares (approximately 2.53% of the outstanding Class A shares). The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan a Trustee and an officer listed below, Ms. Macaskill, and Mr. Donohue, respectively, are trustees), other than the shares beneficially owned under that plan by the officers of the Fund listed above.

Leon Levy, Chairman of the Board of Trustees, Age: 71
31 West 52nd Street, New York, New York, 10019
General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings, Inc. (real estate development).

Robert G. Galli, Trustee,* Age: 63
Vice Chairman of OppenheimerFunds, Inc. (the "Manager"), formerly he held the following positions: Vice President and Counsel of Oppenheimer Acquisition
Corp., the Manager's parent holding company; Executive Vice President and General Counsel and a director of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management
Corporation ("Centennial"), investment adviser subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager, and an officer of other Oppenheimer funds.

Benjamin Lipstein, Trustee, Age: 73
591 Breezy Hill Road, Hillsdale, New York 12529
Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; a Director of Sussex Publishers, Inc. (Publishers of Psychology Today and Mother Earth News) and of Spy Magazine, L.P.

Bridget A. Macaskill*, President and Trustee; Age 48
President, Chief Executive Officer and a Director of the Manager; Chairman and a Director of SSI, President and a Director of OAC, HarbourView, and of Oppenheimer Partnership Holdings, Inc. a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc.; formerly an Executive Vice President of the Manager.

Elizabeth B. Moynihan, Trustee, Age: 67
801 Pennsylvania Avenue, N.W., Washington, DC 20004
Author and architectural historian; a trustee of the Freer Gallery of Art, (Smithsonian Institution), the Institute of Fine Arts (New York University) and the National Building Museum; a member of the Trustees Council, the Preservation League of New York State; and a member of the Indo-U.S.
Sub-Commission on Education and Culture.

Kenneth A. Randall, Trustee, Age: 69
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil and gas producer) Enron-Dominion Cogen Corp. (cogeneration company), Kemper Corporation (insurance and financial services company) and Fidelity Life Association (mutual life insurance company); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

Edward V. Regan, Trustee, Age: 66
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a member of the U.S. Competitiveness Policy Council; a director of GranCare, Inc. (healthcare provider); formerly New York State Comptroller and a trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee, Age: 64
200 Park Avenue, New York, New York 10166
Founder and Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directorship, Inc. (corporate governance consulting); a director of Professional Staff Limited (U.K.); a trustee of Mystic Seaport Museum, International House, Greenwich Historical Society.

Donald W. Spiro, Vice Chairman and Trustee,* Age: 70
Chairman Emeritus and a director of the Manager; formerly Chairman of the Manager and the Distributor.

Pauline Trigere, Trustee, Age: 84
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

Clayton K. Yeutter, Trustee, Age: 65
1325 Merrie Ridge Road, McLean, Virginia 22101
Of Counsel to Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery), IMC Global Inc. (Chemicals and animal feed) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order) Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

-------------------
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

Andrew J. Donohue, Secretary, Age: 46
Executive Vice President and General Counsel of the Manager and the Distributor; President and a director of Centennial; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI, and Oppenheimer Partnership Holdings, Inc.; President and a director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; Executive Vice President, Chief Legal Officer and a director of Multisource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, a partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

Robert E. Patterson, Vice President and Portfolio Manager, Age: 53
Senior Vice President of the Manager; an officer of other Oppenheimer funds.

George C. Bowen, Treasurer, Age: 60
3410 South Galena Street, Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Senior Vice President, Treasurer, and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, Treasurer and a director of Multisource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary, Age: 48
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert Bishop, Assistant Treasurer, Age: 37
3410 South Galena Street, Denver, Colorado 80231
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer, Age: 31
3410 South Galena Street, Denver, Colorado 80231
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager.

         |X| Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill and Messrs. Galli and Spiro) who are affiliated with the Manager receive no salary or fees from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation was paid during its fiscal year ended September 30, 1996. The compensation from all of the New York-based Oppenheimer funds includes the Fund and is compensation received as a director Trustee, managing general partner or member of a committee of the Board of those funds during the calendar year 1996:



                                                                Retirement
                                                                Benefits                Total Compensation
                                          Aggregate             Accrued as              From All
                                          Compensation          Part of                 New York-based
Name and Position                         From Fund             Fund Expenses           Oppenheimer Funds1
Leon Levy                                 $12,678               $21,454                 $152,750
  Chairman and Trustee

Benjamin Lipstein                         $ 7,750               $13,117                 $ 91,350
  Study Committee Chairman,
  Audit Committee
  Member and Trustee

Elizabeth B. Moynihan                     $ 7,750               $13,117                 $ 91,350
  Study Committee
  Member2 and Trustee

Kenneth A. Randall                        $ 7,049               $11,929                 $ 83,450
  Audit Committee
  Chairman and Trustee

Edward V. Regan                           $ 6,186               $10,468                 $ 78,150
  Proxy Committee Chairman,
  Audit Committee
  Member2 and Trustee

Russell S. Reynolds, Jr.                  $ 4,685               $ 7,927                 $ 58,800
  Proxy Committee Member
  and Trustee

Pauline Trigere, Trustee                  $ 4,685               $ 7,927                 $ 55,300

Clayton K. Yeutter                        $ 4,685               $ 7,927                 $ 58,800
  Proxy Committee Member
  and Trustee

----------------------

1 For the 1996 calendar year.
2Committee position held during a portion of the period shown. The Study and Audit Committees meet for all of the New York-based Oppenheimer funds and the fees are allocated among the funds by the Board.


         The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

    |X| Major Shareholders. As of December 31, 1996, no person owned of record or is known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A or Class B shares. The only persons owning of record or know by the Fund to own beneficially 5% of the Fund's Class C shares were Mrs. Gloria Fleckenstein, 145 East 15th Street, Apt. 17B, New York, NY 10003, who owned of record 30,174.473 shares (approximately 9.73% of the Fund's outstanding Class C shares), Karl W. Bohne & Lillian N. Bohne & Ralph Bohne & Henry L. Bohne, JT TEN WROS NOT/TC, 2 Rose CT., Commack, NY 11725-3713, who owned beneficially 16,820.076 shares (approximately 6.49% of the Fund's outstanding Class C shares), and Sally B. Lewis, 48 Surrey Mall, Slingerlands, NY 12159-9650, who owned of record 13,075.736 shares (approximately 5.04% of the Fund's outstanding Class C shares).

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom may also serve as officers of the Fund, and three of whom (Ms. Macaskill and Messrs. Galli and Spiro) serve as Trustees of the Fund.

         The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

|X| The Investment Advisory Agreement. The Investment Advisory Agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         Expenses not expressly assumed by the Manager under the Investment Advisory Agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The Investment Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation costs.

         The Investment Advisory Agreement contains no expense limitation. However, because of state regulations limiting fund expenses that previously applied, the Manager had voluntarily undertaken that the Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply and the Manager's undertaking is therefore inapplicable and has been withdrawn. During the Fund's last fiscal year, the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked. For the fiscal years ended September 30, 1994, 1995 and 1996, the management fees paid by the Fund to the Manager were $4,074,417, $3,833,144 and $4,014,768, respectively.

         The advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss sustained by reason of any investment of Fund assets made with due care and in good faith. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

     |X| The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, excluding payments under the Distribution and Service Plans but including advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended September 30, 1994, 1995 and 1996, the aggregate sales charges on sales of the Fund's Class A shares were $2,933,373, $1,403,152 and $1,211,472, respectively, of which the Distributor and an affiliated broker-dealer retained in the aggregate $551,881, $259,977 and $253,441, in those respective years. During the Fund's fiscal year ended September 30, 1996, the contingent deferred sales charge collected on the Fund's Class B shares totaled $269,168, all of which the Distributor retained. Class C shares had no contingent deferred sales charge collected for the fiscal year ended September 30, 1996. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.


         |X| The Transfer Agent. The Fund's Transfer Agent, OppenheimerFunds Services, a division of the Manager, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

   Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the Investment Advisory Agreement is to arrange the portfolio transactions for the Fund. The Investment Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Investment Advisory Agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

         Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager and the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

   Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Investment Advisory Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. As most purchases made by the Fund are principal transactions at net prices, the Fund does not incur substantial brokerage costs. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of orders at the most favorable net price. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.


         The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to Manager that (i) the trade is not from or for the broker's own inventory, (ii) the trade was not executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

    The research service provided by brokers broadens the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Investment Advisory Agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

         Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Such other funds may purchase or sell the same securities at the same time as the Fund, which could affect the supply and price of such securities. If two or more of such funds purchase the same security on the same day from the same dealer, the Manager may average the price of the transactions and allocate the average among such funds.

     During the Fund's fiscal years ended September 30, 1994, 1995 and 1996, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $46,217, $21,875 and $19,390, respectively. During the Fund's fiscal year ended September 30, 1996, no payments were made to brokers as commissions in return for research services.

Performance of the Fund

         As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "tax-equivalent yield," "average annual total return", "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations is set forth below.

         The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total returns for any given past period are not a prediction or representation by the Fund of future yields or rates of return. The yield and total returns of each class of shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses allocated to the particular class.

         |X| Standardized Yields

         o Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

                                          (a-b)    6
                  Standardized Yield = 2 ((--- + 1)  - 1)
                                          ( cd)

         The symbols above represent the following factors:

         a  =    dividends and interest earned during the 30-day period.

         b = expenses accrued for the period (net of any expense reimbursements).

         c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

         d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

    The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended September 30, 1996, the standardized yields for the Fund's Class A, Class B and Class C shares were 4.64%, 4.12% and 4.06%, respectively.

    o Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares adjusts the Fund's current yield, as calculated above, by a stated combined Federal, state and city tax rate. The tax equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate and adding the result to the portion (if any) of the Fund's current yield that is not tax exempt. The tax equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Appendix B includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal, state and city taxable income (the net amount subject to Federal and state income taxes after deductions and exemptions). The tax equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Fund's tax-equivalent yields for its Class A, Class B and Class C shares for the 30-day period ended September 30, 1996, for an individual New York City resident in the 45.96% combined tax bracket were 8.59%, 7.62% and 7.51%, respectively.


    o Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends paid on shares of a class from dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

                  Dividend Yield of the Class =

                                            Dividends of the Class
                  -----------------------------------------------------
                  Max. Offering Price of the Class (last day of period)

                  divided by Number of days (accrual period) x 365

         The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B shares and Class C shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.

         From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period.

    The dividend yields on Class A shares for the 30-day period ended September 30, 1996, were 5.31% and 5.58% when calculated at maximum offering price and at net asset value, respectively. The dividend yield on Class B shares for the 30-day period ended September 30, 1996, was 4.83%. The dividend yield on Class C shares for the 30-day period ended September 30, 1996 was 4.78%. Distribution returns for the 30-day period ended September 30, 1996 are the same as the above-quoted dividend yields.

         |X| Total Return Information

         o Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                       1/n
                  (ERV)
                  (---)   -1 = Average Annual Total Return
                  ( P )

    o Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:


                  ERV - P
                  ------- = Total Return
                     P

    In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, payment of the contingent deferred sales charge of 5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter is applied, as described in the Prospectus. For Class C shares, the payment of the 1.0% contingent deferred sales charge for the first 12 months is applied, as described in the Prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.


    The "average annual total returns" on an investment in Class A shares of the Fund for the one, five and ten year periods ended September 30, 1996 were 1.59%, 5.89% and 6.69%, respectively. The cumulative "total return" on Class A shares for the ten year period ended September 30, 1996 was 91.11%. The average annual total returns on an investment in Class B shares for the fiscal year ended September 30, 1996 and for the period March 1, 1993 (the date Class B shares were first publicly offered) through September 30, 1996 were .77% and 3.41%, respectively. The cumulative total return on Class B shares for the period March 1, 1993 through September 30, 1996 was 11.79%. The average annual total returns for Class C shares for the fiscal year ended September 30, 1996 and for the period from August 29, 1995 (the date the Class C shares were publicly offered) through September 30, 1996 were 4.64% and 6.25%, respectively. The average annual total return and the cumulative total return on an investment in Class C shares for the period of August 29, 1995 (the date class shares were first publicly offered) through September 30, 1996 was 6.80%.

    o Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

         The average annual total returns at net asset value for Class A shares for the one, five and ten-year periods ended September 30, 1996 were 6.65%, 6.93% and 7.21%, respectively. The cumulative total return at net asset value for Class A shares for the ten-year period ended September 30, 1996 was 100.64%. The average annual total returns at net asset value for Class B shares for the fiscal year ended September 30, 1996 and for the period March 1, 1993 (the date Class B shares were first publicly offered) through September 30, 1996 were 5.77% and 3.89%, respectively. The cumulative total return at net asset value for Class B shares for the period March 1, 1993 through September 30, 1996 was 14.64%. The average annual total returns at net asset value for Class C shares for the fiscal year ended September 30, 1996 and for the period from August 29, 1995 (the date the Class C shares were publicly offered) through September 30, 1996 were 5.64% and 6.25%, respectively. The cumulative total return at net asset value on an investment in Class C shares for the period of August 29, 1995 (the date class shares were first publicly offered) through September 30, 1996 was 6.80%.

         Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in Class A, Class B or Class C shares of the Fund, a number of factors should be considered before using such information as a basis for comparison before using such information with other investments.

         |X| Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper
Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against (i) all other bond funds, other than money market funds, and (ii) all other New York municipal bond funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but do not take sales charges or taxes into consideration. From time to time the Fund may include in its advertisement and sales literature performance information about the Fund cited in other newspapers and periodicals such as The New York Times, which may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         From time to time the Fund may publish the star ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories (domestic stock, international stock, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. The Fund is ranked among [category] funds. Investment return measures a fund's or class's one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill monthly returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund in relation to other rated municipal bond funds. Rankings are subject to change monthly .

         The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

         Investors may also wish to compare the Fund's Class A, Class B or Class C return to the return on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S.
government.

         From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent), or, on the investor services provided by them to shareholders of the Oppenheimer funds, other than the performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by a third party may compare the Oppenheimer funds services to those of other mutual fund families selected by the rating or ranking services, and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.


Distribution and Service Plans

    The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plan for Class C shares, that vote was cast by the Manager as the sole initial holder of Class C shares.

         In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers, or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

     Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by a Securities and Exchange Commission Rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase payments under the Plan. Such vote must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. All material amendments must be approved by the Board and the Independent Trustees.

         While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the purpose for which the payment was made and the identity of each Recipient that received any such payment. The report for the Class B and Class C Plans shall also include the Distributor's distribution costs for that quarter, and such costs for previous fiscal periods that have been carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to any such selection or nomination is approved by a majority of the Independent Trustees.

         Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate allowed under the Plans and set no minimum amount.

         For the fiscal year ended September 30, 1996, payments under the Class A Plan totaled $1,617,263, all of which was paid by the Distributor to Recipients, including $31,334 paid to an affiliate of the Distributor. Any unreimbursed expenses incurred with respect to Class A shares for any fiscal year by the Distributor may not be recovered in subsequent fiscal years. Payments received by the Distributor under the Class A Plan will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

     The Class B and Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of shares sold. Pursuant to the Plans, service fee payments by the Distributor to Recipients will be made (i) in advance for the first year Class B and Class C shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of .25% of the average daily net asset value of Class B shares and Class C shares respectively, held in accounts of the Recipient or its customers. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B and Class C shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance of the service fee payment for those shares to the Distributor. For the fiscal year ended September 30, 1996, payments made under the Class B Plan totaled $984,510, of which the Distributor paid $6,633 to an affiliate of the Distributor and retained $791,306 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs; the balance of such Class B Plan payments was paid by the Distributor to Recipients not affiliated with the Distributor. For the fiscal year ended September 30, 1996, payments made under the Class C Plan totaled $7,472, of which $7,458 was retained by the Distributor.

         Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fee on such shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and Class C Plans by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

         The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. The Distributor retains the asset-based sales charge on Class B shares. As to Class C shares, the Distributor retains the asset-based sales charge during the first year shares are outstanding and pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares outstanding for more than a year or more. Such payments are made to the Distributor under the Plans in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees, as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders), and state "blue sky" registration fees and certain other distribution expenses.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any order for $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

    The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on such Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

    The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

     The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's net total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees,
(iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

   Determination of Net Asset Value Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that Class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Dealers other than Exchange members may conduct trading in Municipal Securities on certain days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset value per share of each class may be significantly affected at times when shareholders may not purchase or redeem shares.


    The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "ask" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (ii) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "ask" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iii) money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (iv) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (i) and (ii) above), the security may be priced at the mean between the "bid" and "ask" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "ask" price is available).

         In the case of Municipal Securities, U.S. Government securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved (such as the tax-exempt status of the interest paid by Municipal Securities). The Manager may use pricing services approved by the Board of Trustees to price any of the types of securities described above. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

     Puts, calls, Interest Rate Futures and Municipal Bond Index Futures are valued at the last sales price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "ask" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing "bid" price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "ask" prices obtained by the Manager from two active market makers (which in certain cases may be the "bid" price if no "ask" price is available). When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the call or put. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 p.m. but may close earlier on certain days. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions. If the Federal Funds are received after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day after such Federal Funds are received.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, brothers and sisters, sons-and daughters-in-law, a spouse's siblings, a sibling's spouse, aunts, uncles, nieces and nephews.

|X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-Distributor and include the following:


Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer Insured Municipal Fund
Oppenheimer Main Street California
  Municipal Fund
Oppenheimer Florida Municipal Fund
Oppenheimer  New Jersey  Municipal  Fund
Oppenheimer  New York  Municipal  Fund
Oppenheimer  Pennsylvania  Municipal Fund
Oppenheimer Fund Oppenheimer Discovery
Fund Oppenheimer  Capital  Appreciation Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer  Multiple Strategies
Fund Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth
  Fund
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer Bond Fund
Oppenheimer International Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government
  Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Bond Fund
Oppenheimer Strategic Income & Growth
  Fund
Oppenheimer Enterprise Fund
Oppenheimer International Growth Fund
Oppenheimer Developing Markets Fund
Oppenheimer Quest Growth & Income Value
  Fund
Oppenheimer  Quest Officers Value Fund
Oppenheimer  Quest Opportunity Value Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer  Disciplined  Value Fund
Oppenheimer  Disciplined  Allocation  Fund
Oppenheimer  LifeSpan Balanced Fund
Oppenheimer LifeSpan Income Fund
Oppenheimer LifeSpan Growth Fund
Rochester Fund Municipals*
Oppenheimer Bond Fund for Growth
Limited-Term New York Municipal Fund*

and, the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

---------------------------
*Shares of the Fund are not presently exchangeable for shares of these funds.

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

    |X| Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the letter.

    In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.


    If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

         o Terms of Escrow That Apply to Letters of Intent.

    1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

    3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.


         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

    5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.


    6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.


   Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

    There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering Checkwriting privileges at any time without prior notice.

How to Sell Shares

         Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

    |X| Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the shareholders to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

    |X| Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Value Per Share" and that valuation will be made as of the time the redemption price is determined.

   Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchase subject to an initial sales charge or Class A contingent deferred sales charge or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable, as described in "How to Exchange Shares" below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. This reinvestment privilege does not apply to Class C shares. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfer of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

   Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the broker or dealer from its customers prior to the time the Exchange closes (normally that is 4:00 p.m., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.


   Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B and Class C Sales Charges").

         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

         |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus, and below in this Statement of Additional Information.

    |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under such plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional shares of Class A shares while maintaining automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.


    The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

         The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

         To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

    As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt
Trust, Centennial California Tax-Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares, and Oppenheimer Main Street California Municipal Fund, which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525- 7048.

    For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds, including Rochester Fund Municipals and Limited Term New York Municipal Fund. Class A shares of Rochester Fund Municipals or Limited Term New York Municipal Fund acquired on the exchange of Class M shares of Oppenheimer Bond Fund for Growth may be exchanged for Class M shares of that fund. For accounts of Oppenheimer Bond Fund for Growth established after March 8, 1996, Class M shares may be exchanged for Class A shares of other Oppenheimer funds shares except Rochester Fund Municipals and Limited Term New York Municipals. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, if the Distributor receives, at the time of purchase, notice that shares of Oppenheimer Money Market Fund, Inc. are being purchased with the redemption proceeds of shares of other mutual funds (other than other money market funds) that are not part of the OppenheimerFunds family, those shares of Oppenheimer Money Market Fund, Inc. may be exchanged for shares of other Oppenheimer funds at net asset value without paying a sales charge.

    However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.

         Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

         When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one Class must specify whether they intend to exchange Class A, Class B or Class C shares.

    The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.


    When exchanging shares by telephone, a shareholder must either have an existing account in, or have obtained and acknowledged receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.


         Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

    The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.


Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order. Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

         Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

         The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B shares and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B shares and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between Class A shares, Class B shares and Class C shares.

         Distributions may be made annually in December out of any net short-term or long-term capital gains realized from the sale of securities, premiums from expired calls written by the Fund and net profits from hedging instruments and closing purchase transactions realized in the twelve months ending on October 31 of the current year. Any difference between the net asset values of Class A, Class B and Class C shares will be reflected in such distributions. Distributions from net short-term capital gains are taxable to shareholders as ordinary income and when paid by the Fund are considered "dividends." The Fund may make a supplemental distribution of capital gains and ordinary income following the end of its fiscal year. Long-term capital gains distributions, if any are taxable as long-term capital gains whether received in cash or reinvested and regardless of how long Fund shares have been held. There is no fixed dividend rate (although the Fund may have a targeted dividend rate for Class A shares) and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends which are derived from net investment income earned by the Fund on Municipal Securities will be excludable from gross income of shareholders for Federal income tax purposes. Net investment income includes the allocation of amounts of income from the Municipal Securities in the Fund's portfolio which are free from Federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the Fund's tax year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period. All of the Fund's dividends (excluding capital gains distributions) paid during 1994 were exempt from Federal and New York income taxes. A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund. 10.2% of the Fund's dividends (excluding distributions) paid during 1994 were a tax preference item for shareholders subject to the alternative minimum tax.

         A shareholder receiving a dividend from income earned by the Fund from one or more of: (1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities); (2) income from securities loans; (3) income or gains from options or Futures; or (4) an excess of net short-term capital gain over net long-term capital loss from the Fund, treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested. The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares.

         If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

         Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. The Manager might determine in a particular year that it might be in the best interest of shareholders for the Fund not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

         The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue as income each year a portion of the discount at which the security was purchased even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year or be subject to excise taxes, as described above. Accordingly, when the Fund holds zero coupon securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received during that year. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.

   Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. Not all of the Oppenheimer funds offer Class B shares and Class C shares. The names of the funds that offer Class B shares can be obtained by calling the Distributor at 1-800-525-7048. To elect this option, the shareholder must notify the Transfer Agent in writing and must either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

   The Custodian. Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal Deposit Insurance. Such uninsured balances may at times be substantial.


Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

================================================================================

        The Board of Trustees and Shareholders of Oppenheimer New York Municipal Fund:

        We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer New York Municipal Fund (formerly Oppenheimer New York Tax-Exempt Fund) as of September 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New York Municipal Fund as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with generally accepted accounting principles.

        /s/ KPMG Peat Marwick LLP

        KPMG PEAT MARWICK LLP

        Denver, Colorado
        October 21, 1996

                                                                            RATINGS: MOODY'S/
                                                                            S&P'S/FITCH'S     FACE             MARKET VALUE
                                                                            (UNAUDITED)       AMOUNT           SEE NOTE 1
===========================================================================================================================
MUNICIPAL BONDS AND NOTES--99.2%
---------------------------------------------------------------------------------------------------------------------------
NEW YORK--83.8%
        Battery Park City, NY RB, Series A, AMBAC Insured,
        5.50%, 11/1/16(1)                                                   Aaa/AAA           $  5,000,000     $  4,895,650
        -------------------------------------------------------------------------------------------------------------------
        Buffalo, NY GOB, 6.65%, 12/1/13                                     Aaa/AAA/AAA            500,000          549,890
        -------------------------------------------------------------------------------------------------------------------
        Grand Central District Management Assn., Inc.
        NY Business District Capital Improvement RRB:
        5.125%, 1/1/14                                                      A1/A                 1,000,000          917,230
        5.25%, 1/1/22                                                       A1/A                 2,500,000        2,274,075
        -------------------------------------------------------------------------------------------------------------------
        MTA of NY:
        RB, Series J, FGIC Insured, 6.375%, 7/1/10                          Aaa/AAA/AAA            500,000          534,345
        RB, Transportation Facilities Service Contracts,
        Series 3, 7.375%, 7/1/08                                            Baa1/BBB               250,000          285,205
        RRB, Commuter Facilities Project, Series B,
        MBIA Insured, 6.25%, 7/1/17                                         Aaa/AAA                350,000          365,340
        -------------------------------------------------------------------------------------------------------------------
        Nassau Cnty., NY GOB, Series L, AMBAC Insured,
        6.25%, 10/15/09                                                     Aaa/AAA/AAA            500,000          534,530


        -------------------------------------------------------------------------------------------------------------------
        NYC GOB:
        Inverse Floater, 7.028%, 8/1/08(2)                                  Baa1/BBB+            9,250,000        8,475,312
        Inverse Floater, 8.004%, 8/1/13(2)                                  Baa1/BBB+            5,000,000        4,743,750
        Inverse Floater, 8.004%, 8/1/14(2)                                  Baa1/BBB+            8,150,000        7,671,187
        Prerefunded, Series F, 8.25%, 11/15/17                              Aaa/BBB+             7,820,000        9,196,398
        Series B, 8.25%, 6/1/07                                             Baa1/BBB+            1,750,000        2,075,815
        Series B, FSA Insured, Inverse Floater, 7.149%, 10/1/07(2)          Aaa/AAA              7,500,000        7,409,850
        Series C-1, 7.50%, 8/1/20                                           Baa1/BBB+              200,000          222,274
        Unrefunded Balance, Series A, 7.75%, 3/15/03                        Baa1/BBB+/A-           150,000          161,767
        Unrefunded Balance, Series A, 7.75%, 8/15/16                        Baa1/BBB+            1,120,000        1,255,867
        Unrefunded Balance, Series F, 8.25%, 11/15/17                       Baa1/BBB+              680,000          776,247
        -------------------------------------------------------------------------------------------------------------------
        NYC GORB:
        Series B, MBIA Insured, 6.20%, 8/15/06                              Aaa/AAA              3,500,000        3,759,000
        Series D, MBIA Insured, 5.75%, 8/1/05                               Aaa/AAA                450,000          472,684
        Series F, 7.625%, 2/1/14                                            Baa1/BBB+              350,000          386,942
        -------------------------------------------------------------------------------------------------------------------
        NYC HDC MH RB:
        Glenn Garden Project, 6.50%, 1/15/18                                NR/NR                2,949,940        2,939,468
        Keith Plaza Project, 6.50%, 2/15/18                                 NR/NR                1,948,840        1,941,961
        Series A, 5.625%, 5/1/12                                            Aa/AA                4,500,000        4,456,035
        -------------------------------------------------------------------------------------------------------------------
        NYC Health & Hospital Corp. RRB, AMBAC Insured,
        Inverse Floater, 7.45%, 2/15/23(2)                                  Aaa/AAA/AAA          8,300,000        7,521,875
        -------------------------------------------------------------------------------------------------------------------
        NYC IDA:
        Civic Facility RB, USTA National Tennis Center Project,
        FSA Insured, 6.375%, 11/15/14                                       Aaa/AAA              1,500,000        1,597,740
        Civic Facility RB, YMCA of Greater NY, 8%, 8/1/16                   NR/NR                3,950,000        4,238,034
        RB, VISY Paper, Inc. Project, 7.80%, 1/1/16                         NR/NR                6,800,000        7,144,148
        RB, VISY Paper, Inc. Project, 7.95%, 1/1/28                         NR/NR                6,250,000        6,613,125
        Special Facilities RB, Terminal One Group
        Assn. Project, 6%, 1/1/15                                           A/A/A-               6,000,000        5,924,040
        Special Facilities RB, Terminal One Group
        Assn. Project, 6.125%, 1/1/24                                       A/A/A-               3,000,000        2,979,990
        -------------------------------------------------------------------------------------------------------------------
        NYC MWFA WSS:
        RB, Prerefunded, Series A, MBIA Insured, 7.25%, 6/15/15             Aaa/AAA              5,000,000        5,532,450
        RB, Prerefunded, Series C, 7.75%, 6/15/20                           Aaa/A-              17,250,000       19,737,967
        RB, Unrefunded Balance, Series B, 6.375%, 6/15/22                   A/A-/A               6,625,000        6,859,856
        RRB, Series A, 6%, 6/15/25                                          A/A-/A               7,235,000        7,282,534
        RRB, Series A-1994, 7.10%, 6/15/12                                  A/A-                   275,000          303,361

                                                                            RATINGS: MOODY'S/
                                                                            S&P'S/FITCH'S     FACE             MARKET VALUE
                                                                            (UNAUDITED)       AMOUNT           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)
        NYS DA:
        RB, City University--Third General Resolution,
        Series 2, 6.875%, 7/1/14                                            Aaa/AAA/A-        $    500,000     $    554,625
        RB, Courts Facilities Lease, Series A, 5.50%, 5/15/10               Baa1/BBB+            2,115,000        2,042,138
        RB, CUS, Prerefunded, Series A, 7.625%, 7/1/20                      Aaa/BBB             14,500,000       16,305,975
        RB, CUS, Prerefunded, Series F, 7.875%, 7/1/07                      Aaa/BBB              7,000,000        7,929,040
        RB, CUS, Series V, 5.60%, 7/1/10                                    Baa1/BBB            10,880,000       10,604,301
        RB, Department of Health, Series 1996, 5.75%, 7/1/17                Baa1/BBB/A           8,190,000        7,886,888
        RB, Judicial Facilities Lease, Escrowed to Maturity,
        MBIA Insured, 7.375%, 7/1/16                                        Aaa/AAA              2,300,000        2,719,359
        RB, Menorah Campus, 7.30%, 8/1/16                                   NR/AA                  195,000          215,467
        RB, Pooled Capital Program, Partially Prerefunded,
        FGIC Insured, 7.80%, 12/1/05                                        Aaa/AAA/AAA          6,835,000        7,406,679
        RB, Rockefeller University, MBIA Insured, 7.375%, 7/1/14            Aaa/AAA              4,000,000        4,281,880
        RRB, Columbia University, 5.75%, 7/1/15                             Aaa/AA+                750,000          749,498
        RRB, CUS, Second Series A, 5.75%, 7/1/18                            Baa1/BBB             6,750,000        6,613,988
        RRB, CUS, Series B, 6%, 7/1/14                                      Baa1/BBB            10,875,000       11,046,499
        RRB, CUS, Series E, 5.75%, 7/1/11                                   Baa1/BBB             5,955,000        5,925,165
        RRB, Episcopal Health, 5.85%, 8/1/13                                NR/AAA                 500,000          508,680
        RRB, Fordham University, FGIC Insured, 5.75%, 7/1/15                Aaa/AAA/AAA          9,100,000        9,093,903
        RRB, NY University, Series A, MBIA Insured,
        5%, 7/1/09                                                          Aaa/AAA              9,000,000        8,642,430
        RRB, St. Vincent's Hospital, 7.375%, 8/1/11                         Aa/AAA                 150,000          167,519
        RRB, SUEFS, Prerefunded, Series A, 7.70%, 5/15/12                   Aaa/BBB+/A           9,000,000       10,114,020
        RRB, SUEFS, Prerefunded, Series B, 7.25%, 5/15/15                   Aaa/BBB+            15,230,000       16,888,242
        RRB, SUEFS, Series A, 5.25%, 5/15/15                                Baa1/BBB+           23,090,000       21,393,578
        RRB, SUEFS, Series A, 5.25%, 5/15/21                                Baa1/BBB+            5,010,000        4,562,357
        RRB, SUEFS, Series B, 5.25%, 5/15/13                                Baa1/BBB+/A          1,000,000          935,180
        RRB, SUEFS, Series B, 7%, 5/15/16                                   Baa1/BBB+            9,020,000        9,614,328
        -------------------------------------------------------------------------------------------------------------------
        NYS EFCPC RB, State Revolving Fund:
        Series A, 6.60%, 9/15/12                                            Aaa/AAA/AAA            250,000          273,028
        Series C, 7.20%, 3/15/11                                            Aa/A+/AA               350,000          382,228
        Series E, 6.50%, 6/15/14                                            Aa/A/AA                500,000          533,625
        -------------------------------------------------------------------------------------------------------------------
        NYS ERDAEF RB:

        Consolidated Edison Co., Series A, 7.50%, 1/1/26                    Aa3/A+                 280,000          302,123
        Consolidated Edison Co., Series A, 7.75%, 1/1/24                    A1/A+                  620,000          650,560
        Consolidated Edison Co., Series B, 7.375%, 7/1/24                   Aa3/A+                 200,000          210,326
        L.I. Lighting Co., Series A, 7.15%, 12/1/20                         Ba1/BB+              7,500,000        7,605,975
        L.I. Lighting Co., Series C, 6.90%, 8/1/22                          Ba1/BB+              9,200,000        9,230,360
        -------------------------------------------------------------------------------------------------------------------
        NYS ERDAGF RB, Brooklyn Union Gas Co.:
        Series B, Inverse Floater, 10.30%, 7/1/26(2)                        A1/A/A               6,000,000        7,072,500
        Series D, MBIA Insured, Inverse Floater, 7.386%, 7/8/26(2)          Aaa/AAA/A            2,000,000        1,755,000
        -------------------------------------------------------------------------------------------------------------------
        NYS GOB:
        6.875%, 3/1/12                                                      A/A-                   500,000          543,070
        7%, 2/1/09                                                          A/A-                   300,000          327,432
        -------------------------------------------------------------------------------------------------------------------
        NYS GORB, 7.50%, 11/15/00                                           A/A-                   500,000          554,475
        -------------------------------------------------------------------------------------------------------------------
        NYS HFA MH RB, Secured Mtg.:
        Program-A, 7.05%, 8/15/24                                           Aa/NR                  350,000          369,173
        Program-C, 6.95%, 8/15/24                                           Aa/NR                  235,000          245,977

                                                                            RATINGS: MOODY'S/
                                                                            S&P'S/FITCH'S     FACE             MARKET VALUE
                                                                            (UNAUDITED)       AMOUNT           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)
        NYS HFA:
        RB, Prerefunded, 8%, 11/1/08                                        Aaa/BBB+          $  2,690,000     $  3,078,732
        RB, Unrefunded Balance, 8%, 11/1/08                                 Baa/BBB+               550,000          615,676
        RRB, Unrefunded Balance, 7.90%, 11/1/99                             Baa2/BBB+            2,720,000        2,950,112
        RRB, Housing Mtg., Series A, 6.10%, 11/1/15                         Aaa/AAA             12,375,000       12,559,140
        RRB, State University Construction,
        Escrowed to Maturity, Series A, 7.90%, 11/1/06                      Aaa/AAA              1,750,000        2,086,998
        -------------------------------------------------------------------------------------------------------------------
        NYS HFASC:
        Obligation RB, Series A, 6%, 3/15/26                                Baa1/BBB            10,000,000        9,816,700
        RB, Prerefunded, Series A, 7.375%, 9/15/21                          Aaa/AAA              9,050,000       10,346,141
        RB, Prerefunded, Series A, 7.80%, 9/15/20                           Aaa/AAA              3,840,000        4,356,211
        RB, Series D, 5.375%, 3/15/23                                       Baa1/BBB             9,000,000        8,024,220
        -------------------------------------------------------------------------------------------------------------------
        NYS Local GAC:
        GORB, Series A, 6%, 4/1/16                                          A/A/A+               5,875,000        5,950,318
        RB, Prerefunded, Series C, 7%, 4/1/21(3)                            Aaa/AAA/AAA          9,455,000       10,532,775
        RB, Series A, 5.375%, 4/1/14                                        A/A/A+               5,500,000        5,309,535
        RB, Series A, 7%, 4/1/12                                            A/A/A+                 700,000          785,029
        RRB, Series B, 5.50%, 4/1/21                                        A/A/A+              10,000,000        9,578,700
        RRB, Series C, 5%, 4/1/21                                           A/A/A+              15,000,000       13,413,750
        RRB, Series E, 5%, 4/1/21                                           A/A/A+                 500,000          454,395
        -------------------------------------------------------------------------------------------------------------------
        NYS MCFFA:
        RB, Hospital & Nursing Home Project,
        Series D, 6.45%, 2/15/09                                            Aa/AAA                 355,000          381,401
        RB, Long-Term Health Care, Series C,
        FSA Insured, 6.40%, 11/1/14                                         Aaa/AAA              2,800,000        2,949,996
        RB, Mental Health Services Facilities, Prerefunded,
        Series B, 7.875%, 8/15/20                                           Aaa/AAA              5,445,000        6,177,843
        RB, Mental Health Services Facilities,
        Series A, 7.70%, 2/15/18                                            Baa1/BBB+              765,000          811,145
        RB, Mental Health Services Facilities,
        Series A, AMBAC Insured, 5.70%, 8/15/14                             Aaa/AAA/AAA            500,000          500,290
        RB, Mental Health Services Facilities, Series A,
        FGIC Insured, 6.375%, 8/15/17                                       Aaa/AAA/AAA          5,000,000        5,241,850
        RB, Mental Health Services Facilities,
        Series B, 7.875%, 8/15/20                                           Baa1/BBB+            8,145,000        9,102,119
        RB, Mental Health Services Facilities,
        Unrefunded Balance, Series A, 8.875%, 8/15/07                       Baa1/BBB+            6,800,000        7,202,424
        RB, NY Hospital, Series A,
        AMBAC Insured, 6.75%, 8/15/14                                       Aaa/AAA/AAA            500,000          547,625
        RB, St. Francis Hospital, Series 1998A,
        FGIC Insured, 7.625%, 11/1/21                                       Aaa/AAA/AAA          2,690,000        2,914,319
        RB, St. Luke's Hospital Center Mtg., Prerefunded,
        Series B, 7.45%, 2/15/29                                            Aaa/AAA              7,500,000        8,312,925
        RRB, Mental Health Services Facilities, Series F,
        MBIA Insured, 5.375%, 2/15/14                                       Aaa/AAA              6,600,000        6,371,970
        RRB, North Shore University Hospital,
        MBIA Insured, 7.20%, 11/1/20                                        Aaa/AAA                250,000          275,980
        RRB, Presbyterian Hospital, Series A, 5.25%, 8/15/14                Aa/AA               17,440,000       16,463,534





                                                                            RATINGS: MOODY'S/
                                                                            S&P'S/FITCH'S     FACE             MARKET VALUE
                                                                            (UNAUDITED)       AMOUNT           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)
        NYS Mtg. Agency RB:
        Homeowner Mtg., Series 1, 7.95%, 10/1/21                            Aa/NR             $  2,270,000     $  2,416,279
        Homeowner Mtg., Series UU, 7.75%, 10/1/23                           Aa/NR                1,990,000        2,102,833
        Homeowner Mtg., Series VV, 7.375%, 10/1/11                          Aa/NR                  345,000          367,660
        Inverse Floater, 6.865%, 10/1/24(2)                                 NR/NR                9,000,000        7,458,750
        Series 40-B, 6.40%, 10/1/12                                         Aa/NR                  500,000          513,525
        Series B, 8.30%, 10/1/17                                            Aa/NR                1,720,000        1,771,428
        Series C, 8.40%, 10/1/17                                            Aa/NR                1,700,000        1,744,438
        -------------------------------------------------------------------------------------------------------------------
        NYS PAU:
        General Purpose RB, Series Z, 6.625%, 1/1/12                        Aa/AA-                 315,000          339,652
        RB, Prerefunded, Series V, 8%, 1/1/17                               NR/AA                5,680,000        6,066,694
        -------------------------------------------------------------------------------------------------------------------
        NYS Thruway Authority:
        General RB, Series A, 5.75%, 1/1/19                                 A1/A                10,000,000        9,772,100
        Service Contract RB, Local Highway & Bridge,
        5.125%, 4/1/07                                                      Baa1/BBB               500,000          478,465
        -------------------------------------------------------------------------------------------------------------------
        NYS UDC:
        RB, Correctional Facilities Project, Prerefunded,
        Series G, 7.25%, 1/1/14                                             Aaa/NR               3,650,000        4,020,986
        RB, Series A, MBIA Insured, 5.50%, 4/1/16                           Aaa/AAA/AAA          7,500,000        7,381,125
        RRB, Correctional Facilities Project,
        FSA Insured, 5.50%, 1/1/15                                          Aaa/AAA/A           10,000,000        9,680,300
        RRB, Correctional Facilities Project, Series A,
        FSA Insured, 5.50%, 1/1/16                                          Aaa/AAA/A              500,000          488,070
        -------------------------------------------------------------------------------------------------------------------
        Onondaga Cnty., NY Resources Recovery Agency RB,
        Resources Recovery Facilities Project, 7%, 5/1/15                   Baa/NR/A-           15,600,000       15,966,444
        -------------------------------------------------------------------------------------------------------------------
        PANYNJ:
        Consolidated RB, 69th Series, 7.125%, 6/1/25                        A1/AA-/AA-           4,155,000        4,508,840
        Consolidated RRB, 78th Series, 6.50%, 4/15/11                       A1/AA-/AA-             250,000          266,788
        Consolidated RRB, 89th Series, 5%, 10/1/13                          A1/AA-/AA-             500,000          467,115
        Special Obligation RRB, KIAC-4 Project,
        5th Installment, 6.75%, 10/1/19                                     NR/NR               12,600,000       12,740,364
        -------------------------------------------------------------------------------------------------------------------
        TBTA of NY:
        General Purpose RB, Series A, 5%, 1/1/12                            Aa/A+               15,755,000       14,846,567
        General Purpose RB, Series A, 5%, 1/1/15                            Aa/A+                7,500,000        6,928,500
        General Purpose RB, Series X, 6%, 1/1/14                            Aa/A+               14,510,000       14,707,046
        General Purpose RB, Series Y, 5.50%, 1/1/17                         Aa/A+               15,000,000       14,917,050
        General Purpose RRB, Series B, 5%, 1/1/20                           Aa/A+                  500,000          460,910
        Special Obligation RRB, Series A,
        MBIA Insured, 6.625%, 1/1/17                                        Aaa/AAA                500,000          537,740
                                                                                                               ------------
                                                                                                                646,355,055
---------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--15.4%
        PR Commonwealth:
        Aqueduct & Sewer Authority RB,
        Escrowed to Maturity, 10.25%, 7/1/09                                Aaa/AAA                500,000          695,820
        GORB, 5.25%, 7/1/18                                                 Baa1/A              20,000,000       18,451,200
        GORB, 7.625%, 7/1/10                                                NR/AAA               3,000,000        3,387,000
        GORB, FSA Insured, Inverse Floater, 7.962%, 7/1/20(2)               Aaa/AAA             11,500,000       11,428,125
        GORB, Prerefunded, 7.70%, 7/1/20                                    NR/AAA               5,000,000        5,657,850
        HTA RB, Prerefunded, Series S, 6.50%, 7/1/22                        NR/AAA              13,500,000       14,963,535
        HTA RB, Series W, Inverse Floater, 6.645%, 7/1/10(2)                Baa1/A               9,000,000        8,403,750

                                                                            RATINGS: MOODY'S/
                                                                            S&P'S/FITCH'S     FACE             MARKET VALUE
                                                                            (UNAUDITED)       AMOUNT           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS (CONTINUED)
        Infrastructure Financing Authority Special Tax RB,
        Series A, 7.75%, 7/1/08                                             Baa1/BBB+         $  6,000,000     $  6,456,180
        -------------------------------------------------------------------------------------------------------------------
        PR EPA:
        RB, Series O, 5%, 7/1/12                                            Baa1/BBB+              500,000          454,920
        RRB, Series N, 5%, 7/1/12                                           Baa1/BBB+            7,045,000        6,409,823
        -------------------------------------------------------------------------------------------------------------------
        PR Housing Bank & Finance Agency Single Family
        Mtg. RB, Homeownership-Fourth Portfolio,
        Prerefunded, 8.50%, 12/1/18                                         Aaa/NR               1,580,000        1,894,941
        -------------------------------------------------------------------------------------------------------------------
        PR Industrial, Medical & Environmental PC:
        Facilities Financing Authority RB, American Airlines, Inc.




        Project, Series A, 6.45%, 12/1/25                                   Baa1/BB+               850,000          873,146
        Facilities Financing Authority RB,
        Warner Lambert Co. Project, 7.60%, 5/1/14                           A1/NR                3,000,000        3,274,110
        RB, American Home Products, 5.10%, 12/1/18                          Aaa/NR                 500,000          455,155
        -------------------------------------------------------------------------------------------------------------------
        PR Port Authority RB, American Airlines Special
        Facilities Project, Series A, 6.25%, 6/1/26                         Baa3/BBB+            8,000,000        8,062,400
        -------------------------------------------------------------------------------------------------------------------
        PR Public Buildings Authority Guaranteed Public
        Education & Health Facilities RB:
        Prerefunded, Series L, 6.875%, 7/1/21                               Aaa/AAA              5,400,000        6,083,910
        Series M, 5.75%, 7/1/15                                             Baa1/A              11,500,000       11,298,290
        -------------------------------------------------------------------------------------------------------------------
        PR Telephone Authority RB, MBIA Insured,
        Inverse Floater, 7.065%, 1/16/15(2)                                 Aaa/AAA             11,000,000       10,271,250
                                                                                                               ------------
                                                                                                                118,521,405
                                                                                                               ------------
        Total Municipal Bonds and Notes (Cost $752,471,413)                                                     764,876,460
===========================================================================================================================
Short-Term Tax-Exempt Obligations--0.1%
---------------------------------------------------------------------------------------------------------------------------
        NYS Energy Research & Development Authority PC RRB,
        Orange/Rockland Utility Project, Series A,
        FGIC Insured, 3.60%, 10/1/96 (Cost $600,000)(4)                                            600,000          600,000
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $753,071,413)                                                       99.3%     765,476,460
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                        0.7        5,089,471
                                                                                              ------------     ------------
NET ASSETS                                                                                           100.0%    $770,565,931
                                                                                              ============     ============

        1. When-issued security to be delivered and settled after September 30, 1996. 2. Represents the current interest rate for a variable rate bond. These bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $82,211,349 or 10.67% of the Fund's net assets at September 30, 1996. 3. Securities with an aggregate market value of $2,534,327 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements. 4. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on September 30, 1996. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

--------------------------------------------------------------------------------
        As of September 30, 1996, securities subject to the alternative minimum tax amounted to $92,289,229 or 12% of the Fund's net assets.

        Distribution of investments by industry, as a percentage of total investments at value, is as follows:

        INDUSTRY                                 MARKET VALUE          PERCENT
        ----------------------------------------------------------------------
        Education                                $155,257,364             20.3%
        Lease/Rental                              128,618,308             16.8
        Transportation                            100,583,655             13.1
        General Obligation Bonds                   93,990,986             12.3
        Utilities                                  79,920,772             10.4
        Housing                                    53,677,040              7.0
        Special Tax Bonds                          49,721,669              6.5




        Hospitals                                  39,535,174              5.2
        Pollution Control                          28,615,724              3.7
        Corporate-Backed Municipals                26,422,084              3.5
        Revenue Bonds                               4,895,650              0.6
        Industrial Development                      4,238,034              0.6
                                                 ------------            -----
                                                 $765,476,460            100.0%
                                                 ============            =====

        To simplify the listings of the Oppenheimer New York Municipal Fund holdings in the Statement of Investments, we have abbreviated the descriptions of many of the securities per the table below:

        BOE    --Board of Education                         HFASC     --Housing Finance Agency
Service Contract
        CDA    --Communities Development Authority          HFAU      --Health Facilities Authority
        CDC    --Community Development Corporation          HFDC      --Health Facilities Development
Corporation
        COP    --Certificates of Participation              HTA       --Highway & Transportation
Authority
        CUS    --City University System                     IDA       --Industrial Development
Authority
        DA     --Dormitory Authority                        LMC       --Loan Marketing Corporation
        EFCPC  --Environmental Facilities Corporation       MCFFA     --Medical Care Facilities
Finance Agency
                 Pollution Control                          MH        --Multifamily Housing
        EPA    --Electric Power Authority                   MTA       --Metropolitan Transportation
Authority
        ERDAEF --Energy Research & Development              MWFA      --Municipal Water Finance
Authority
                 Authority Electric Facilities              NYC       --New York City
        ERDAGF --Energy Research & Development              NYS       --New York State
                 Authority Gas Facilities                   PANYNJ    --Port Authority of New York
& New Jersey
        FA     --Facilities Authority                       PAU       --Power Authority
        GAC    --Government Assistance Corporation          PC        --Pollution Control
        GOB    --General Obligation Bonds                   RB        --Revenue Bonds
        GORB   --General Obligation Refunding Bonds         RR        --Resource Recovery
        HA     --Hospital Authority                         RRB       --Revenue Refunding Bonds
        HDA    --Hospital Development Authority             SAC       --Student Assistance
Corporation
        HDC    --Housing Development Corporation            SUEFS     --State University Educational
Facilities System
        HEAA   --Higher Education Assistance Agency         SWD       --Solid Waste Disposal
        HEFA   --Higher Educational Facilities Authority    TBTA      --Triborough Bridge & Tunnel
Authority
        HF     --Health Facilities                          UDC       --Urban Development Corporation
        HFA    --Housing Finance Agency                     WSS       --Water & Sewer System

        See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES   September 30, 1996

===========================================================================================================================
ASSETS
        Investments, at value (cost $753,071,413)--see accompanying statement                                  $765,476,460
        -------------------------------------------------------------------------------------------------------------------
        Cash                                                                                                        327,357
        -------------------------------------------------------------------------------------------------------------------
        Receivables:
        Interest                                                                                                 13,172,801
        Shares of beneficial interest sold                                                                        2,011,500
        Daily variation on futures contracts--Note 5                                                                140,625


        -------------------------------------------------------------------------------------------------------------------
        Other                                                                                                        18,527
                                                                                                               ------------
        Total assets                                                                                            781,147,270

===========================================================================================================================
LIABILITIES
        Payables and other liabilities:
        Investments purchased                                                                                     4,899,483
        Dividends                                                                                                 2,528,846
        Shares of beneficial interest redeemed                                                                    2,149,260
        Distribution and service plan fees                                                                          465,569
        Trustees' fees                                                                                              301,846
        Transfer and shareholder servicing agent fees                                                                81,309
        Other                                                                                                       155,026
                                                                                                               ------------
        Total liabilities                                                                                        10,581,339

===========================================================================================================================
NET ASSETS                                                                                                     $770,565,931
                                                                                                               ============

===========================================================================================================================
COMPOSITION OF
NET ASSETS
        Paid-in capital                                                                                        $763,238,702
        -------------------------------------------------------------------------------------------------------------------
        Undistributed net investment income                                                                         620,943
        -------------------------------------------------------------------------------------------------------------------
        Accumulated net realized loss on investment transactions                                                 (5,355,011)
        -------------------------------------------------------------------------------------------------------------------
        Net unrealized appreciation on investments--Notes 3 and 5                                                12,061,297
                                                                                                               ------------
        Net assets                                                                                             $770,565,931
                                                                                                               ============

===========================================================================================================================
NET ASSET VALUE
PER SHARE
        Class A Shares:
        Net asset value and redemption price per share (based on net assets
        of $667,257,677 and 53,767,908 shares of beneficial interest outstanding)                                    $12.41
        Maximum offering price per share (net asset value
        plus sales charge of 4.75% of offering price)                                                                $13.03
        -------------------------------------------------------------------------------------------------------------------
        Class B Shares:
        Net asset value, redemption price and offering price per share (based on net assets
        of $101,301,593 and 8,160,381 shares of beneficial interest outstanding)                                     $12.41
        -------------------------------------------------------------------------------------------------------------------
        Class C Shares:
        Net asset value, redemption price and offering price per share (based on net assets
        of $2,006,661 and 161,657 shares of beneficial interest outstanding)                                         $12.41

        See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS   For the Year Ended September 30, 1996

===========================================================================================================================
INVESTMENT INCOME
        Interest                                                                                                $50,277,244

===========================================================================================================================
EXPENSES
        Management fees--Note 4                                                                                   4,014,768
        -------------------------------------------------------------------------------------------------------------------
        Distribution and service plan fees--Note 4:
        Class A                                                                                                   1,617,263
        Class B                                                                                                     984,510
        Class C                                                                                                       7,472
        -------------------------------------------------------------------------------------------------------------------
        Transfer and shareholder servicing agent fees--Note 4                                                       608,275
        -------------------------------------------------------------------------------------------------------------------
        Shareholder reports                                                                                         233,985
        -------------------------------------------------------------------------------------------------------------------
        Trustees' fees and expenses--Note 1                                                                         208,938
        -------------------------------------------------------------------------------------------------------------------
        Custodian fees and expenses                                                                                 100,488
        -------------------------------------------------------------------------------------------------------------------
        Legal and auditing fees                                                                                      59,539
        -------------------------------------------------------------------------------------------------------------------
        Registration and filing fees:
        Class B                                                                                                       3,277
        Class C                                                                                                         700
        -------------------------------------------------------------------------------------------------------------------
        Other                                                                                                        57,514
                                                                                                                -----------


        Total expenses                                                                                            7,896,729

===========================================================================================================================
NET INVESTMENT INCOME                                                                                            42,380,515

===========================================================================================================================
REALIZED AND
UNREALIZED GAIN
        Net realized gain on:
        Investments                                                                                               4,288,943
        Closing of futures contracts                                                                              1,656,867
                                                                                                                -----------
        Net realized gain                                                                                         5,945,810
        -------------------------------------------------------------------------------------------------------------------
        Net change in unrealized appreciation or depreciation on investments                                        425,530
                                                                                                                -----------
        Net realized and unrealized gain                                                                          6,371,340

===========================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                            $48,751,855
                                                                                                                ===========

        See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                              YEAR ENDED SEPTEMBER 30,
                                                                                              1996             1995
===========================================================================================================================
OPERATIONS
        Net investment income                                                                 $ 42,380,515     $ 42,025,406
        -------------------------------------------------------------------------------------------------------------------
        Net realized gain (loss)                                                                 5,945,810      (14,337,688)
        -------------------------------------------------------------------------------------------------------------------
        Net change in unrealized appreciation or depreciation                                      425,530       38,448,536
                                                                                              ------------     ------------
        Net increase in net assets resulting from operations                                    48,751,855       66,136,254

===========================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
        Dividends from net investment income:
        Class A                                                                                (37,568,731)     (38,964,531)
        Class B                                                                                 (4,655,633)      (4,185,973)
        Class C                                                                                    (34,664)             (60)
        -------------------------------------------------------------------------------------------------------------------
        Distributions from net realized gain:
        Class A                                                                                         --       (1,474,250)
        Class B                                                                                         --         (195,772)

===========================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
        Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
        Class A                                                                                (11,537,144)     (32,998,922)
        Class B                                                                                  9,460,309       14,665,131
        Class C                                                                                  1,966,687           25,059

===========================================================================================================================
NET ASSETS
        Total increase                                                                           6,382,679        3,006,936
        -------------------------------------------------------------------------------------------------------------------
        Beginning of period                                                                    764,183,252      761,176,316
                                                                                              ------------     ------------
        End of period [including undistributed (overdistributed) net
        investment income of $620,943 and $(2,195,669), respectively]                         $770,565,931     $764,183,252
                                                                                              ============     ============

        See accompanying Notes to Financial Statements.

Financial Highlights

                                       CLASS A
                                       ----------------------------------------------

                                       YEAR ENDED SEPTEMBER 30,


                                       1996      1995      1994      1993      1992
=====================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period   $12.29    $11.92    $13.50    $12.59    $12.21
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                     .68       .69       .74       .73       .79
Net realized and unrealized
gain (loss)                               .12       .41     (1.46)     1.01       .47
                                       ------    ------    ------    ------    ------
Total income (loss) from
investment operations                     .80      1.10      (.72)     1.74      1.26
-------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net investment
income                                   (.68)     (.70)     (.72)     (.75)     (.75)
Distributions from net realized gain       --      (.03)     (.03)     (.08)     (.13)
Distributions in excess of net
realized gain                              --        --      (.11)       --        --
                                       ------    ------    ------    ------    ------
Total dividends and distributions
to shareholders                          (.68)     (.73)     (.86)     (.83)     (.88)
-------------------------------------------------------------------------------------
Net asset value, end of period         $12.41    $12.29    $11.92    $13.50    $12.59
                                       ======    ======    ======    ======    ======

=====================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)      6.65%     9.58%    (5.55)%   14.33%    10.72%

=====================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                       $667,258  $673,050  $687,233  $756,934  $530,260
-------------------------------------------------------------------------------------
Average net assets (in thousands)    $684,981  $659,465  $738,747  $652,327  $436,876
-------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    5.50%     5.76%     5.68%     5.66%     6.33%

Expenses                                 0.91%     0.90%     0.86%     0.91%     0.96%
-------------------------------------------------------------------------------------
Portfolio turnover rate(5)               21.2%     15.2%      9.4%     39.1%     30.5%

                                          CLASS B                                 CLASS C
                                          ------------------------------------    ----------------
                                                                                  YEAR ENDED
                                          YEAR ENDED SEPTEMBER 30,                SEPTEMBER 30,
                                          1996      1995      1994      1993(2)   1996      1995(1)
==================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period      $12.30    $11.93    $13.50    $13.07    $12.30    $12.22
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                        .60       .60       .64       .36       .60       .05
Net realized and unrealized
gain (loss)                                  .10       .42     (1.45)      .44       .09       .08
                                          ------    ------    ------    ------    ------    ------
Total income (loss) from
investment operations                        .70      1.02      (.81)      .80       .69       .13
--------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net investment
income                                      (.59)     (.62)     (.62)     (.37)     (.58)     (.05)
Distributions from net realized gain          --      (.03)     (.03)       --        --        --
Distributions in excess of net
realized gain                                 --        --      (.11)       --        --        --



                                          ------    ------    ------    ------    ------    ------
Total dividends and distributions
to shareholders                             (.59)     (.65)     (.76)     (.37)     (.58)     (.05)
--------------------------------------------------------------------------------------------------
Net asset value, end of period            $12.41    $12.30    $11.93    $13.50    $12.41    $12.30
                                          ======    ======    ======    ======    ======    ======

==================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)         5.77%     8.75%    (6.22)%    6.56%     5.64%     1.10%

==================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                          $101,302   $91,108   $73,943   $40,958    $2,007       $25
--------------------------------------------------------------------------------------------------
Average net assets (in thousands)       $ 98,488   $81,743   $61,008   $20,454    $  752       $18
--------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                       4.73%     4.95%     4.88%     4.45%(4)  4.60%     3.67%(4)
Expenses                                    1.68%     1.67%     1.65%      1.73%(4) 1.77%     1.37%(4)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                  21.2%     15.2%      9.4%     39.1%     21.2%     15.2%


1. For the period from August 29, 1995 (inception of offering) to September 30, 1995. 2. For the period from March 1, 1993 (inception of offering) to September 30, 1993. 3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 4. Annualized. 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1996 were $164,934,339 and $189,341,203, respectively.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

        Oppenheimer New York Municipal Fund (the Fund) operating under the name Oppenheimer New York Tax-Exempt Fund through October 9, 1996, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek maximum current income exempt from Federal, New York State & New York City income taxes for individual investors that is consistent with the preservation of capital. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
        ------------------------------------------------------------------------
        INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
        ------------------------------------------------------------------------
        ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
        ------------------------------------------------------------------------
        FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1996, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $5,752,000, expiring in 2003 and 2004.
        ------------------------------------------------------------------------
        TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1996, a provision of $131,331 was made for the Fund's projected benefit obligations and payments of $6,672 were made to retired trustees, resulting in an accumulated liability of $284,853 at September 30, 1996.
        ------------------------------------------------------------------------
        DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.
        ------------------------------------------------------------------------
        CLASSIFICATION  OF DISTRIBUTIONS TO SHAREHOLDERS.  Net investment income
        (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain
        (loss) was recorded by the Fund.

                         During the year ended September 30, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $3,101,107, a decrease in overdistributed net investment income of $2,695,125, and a decrease in accumulated net realized loss on investments of $405,982.



================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

        OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in New York and, therefore, may have more credit risks related to the economic conditions of New York than a portfolio with a broader geographical diversification.

                         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST
        The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                YEAR ENDED SEPTEMBER 30, 1996           YEAR ENDED SEPTEMBER 30, 1995(1)
                                                -----------------------------           ---------------------------------
                                                SHARES            AMOUNT                SHARES               AMOUNT
        -----------------------------------------------------------------------------------------------------------------
        Class A:
        Sold                                     4,043,999        $ 50,569,882            6,112,332          $ 73,644,378
        Issued in connection with the
        acquisition of Quest for Value
        New York Tax-Exempt Fund--Note 6         2,350,157          29,517,976                   --                    --
        Dividends and distributions reinvested   2,105,244          26,158,018            2,407,670            28,865,634
        Redeemed                                (9,480,179)       (117,783,020)         (11,415,065)         (135,508,934)
                                                ----------        ------------          -----------          ------------
        Net decrease                              (980,779)       $(11,537,144)          (2,895,063)         $(32,998,922)
                                                ==========        ============          ===========          ============

        -----------------------------------------------------------------------------------------------------------------
        Class B:
        Sold                                     1,631,788        $ 20,375,193            1,966,120          $ 23,621,179
        Dividends and distributions reinvested     244,423           3,035,829              240,583             2,892,411
        Redeemed                                (1,123,717)        (13,950,713)            (998,399)          (11,848,459)
                                                ----------        ------------          -----------          ------------
        Net increase                               752,494        $  9,460,309            1,208,304          $ 14,665,131
                                                ==========        ============          ===========          ============

        -----------------------------------------------------------------------------------------------------------------
        Class C:
        Sold                                       170,206        $  2,101,116                2,032               $25,059
        Dividends and distributions reinvested       2,083              25,651                   --                    --
        Redeemed                                   (12,664)           (160,080)                  --                    --
                                                ----------        ------------          -----------          ------------
        Net increase                               159,625        $  1,966,687                2,032          $     25,059
                                                ==========        ============          ===========          ============

        1. For the year ended September 30, 1995 for Class A and Class B shares and for the period from August 29, 1995 (inception of offering) to September 30, 1995 for Class C shares.

================================================================================
3. UNREALIZED GAINS AND


   LOSSES ON INVESTMENTS
        At September 30, 1996, net unrealized appreciation on investments of $12,405,047 was composed of gross appreciation of $23,943,925, and gross depreciation of $11,538,878.

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

        Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% on the first $200 million of average annual net assets, 0.55% on the next $100 million, 0.50% on the next $200 million, 0.45% on the next $250 million, 0.40% on the next $250 million and 0.35% on net assets in excess of $1 billion. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the most stringent applicable regulatory limit on Fund expenses.

                         For the year ended September 30, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,211,472, of which $253,441 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $741,328 and $18,148, of which $15,725 was paid to an affiliated broker/dealer for Class B. During the year ended September 30, 1996, OFDI received contingent deferred sales charges of $269,168 upon redemption of Class B shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                         OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                         The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1996, OFDI paid $31,334 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                         The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1996, OFDI paid $6,633 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $791,306 and $7,458, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. At September 30, 1996, OFDI had incurred unreimbursed expenses of $3,195,951 for Class B and $23,950 for Class C.



================================================================================
5. FUTURES CONTRACTS

        The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                         The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                         Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

                         Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

                         Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

        At September 30, 1996, the Fund had outstanding futures contracts to sell debt securities as follows:

                                        EXPIRATION          NUMBER OF           VALUATION AS OF      UNREALIZED
                                        DATE                FUTURES CONTRACTS   SEPTEMBER 30, 1996   DEPRECIATION
        ---------------------------------------------------------------------------------------------------------
        U.S. Treasury Bonds             12/96               500                 $54,593,750          $343,750

================================================================================
6. ACQUISITION OF QUEST FOR
   VALUE NEW YORK
   TAX-EXEMPT FUND

        On November 24, 1995, Oppenheimer New York Municipal Fund acquired all of the net assets of Quest for Value New York Tax-Exempt Fund, pursuant to an Agreement and Plan of Reorganization approved by the Quest for Value New York Tax-Exempt Fund shareholders on November 16, 1995. The Fund issued 2,350,157 Class A shares of beneficial interest, valued at $29,517,976, in exchange for the net assets, resulting in combined Class A net assets of $698,806,316 on November 24, 1995. The net assets acquired included net unrealized appreciation of $1,513,911. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

                                   APPENDIX A

                       Descriptions of Ratings Categories

Municipal Bonds

|X| Moody's Investor Services, Inc. The ratings of Moody's Investors Service, Inc. ("Moody's") for Municipal Bonds are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Municipal Bonds rated "Aaa" are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than "Aaa" rated Municipal Bonds. The "Aaa" and "Aa" rated bonds comprise what are generally known as "high grade bonds." Municipal Bonds which are rated "A" by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future. Municipal Bonds rated "Baa" are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated Aa1, A1, Baa1, Ba1 and B1 respectively.

         In addition to the alphabetic rating system described above, Municipal Bonds rated by Moody's which have a demand feature that provides the holder with the ability to periodically tender ("put") the portion of the debt covered by the demand feature, may also have a short-term rating assigned to such demand feature. The short-term rating uses the symbol VMIG to distinguish characteristics which include payment upon periodic demand rather than fund or scheduled maturity dates and potential reliance upon external liquidity, as well as other factors. The highest investment quality is designated by the VMIG 1 rating and the lowest by VMIG 4.

|X| Standard & Poor's Corporation. The ratings of Standard & Poor's Corporation ("S&P") for Municipal Bonds are AAA (Prime), AA (High Grade), A (Good Grade), BBB (Medium Grade), BB, B, CCC, CC, and C (speculative grade). Bonds rated in the top four categories (AAA, AA, A, BBB) are commonly referred to as "investment grade." Municipal Bonds rated AAA are "obligations of the highest quality." The rating of AA is accorded issues with investment characteristics "only slightly less marked than those of the prime quality issues." The rating of A describes "the third strongest capacity for payment of debt service." Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate. The BBB rating is the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger. Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which would lead to inadequate capacity to meet timely interest and principal payments. Bonds rated "B" have a greater vulnerability to default, but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Bonds rated "CCC" have a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. Bonds noted "CC" typically are debt subordinated to senior debt which is assigned on actual or implied "CCC" debt rating. Bonds rated "C" typically are debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Bonds rated "D" are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during the grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

|X| Fitch.  The ratings of Fitch Investors Service, Inc. for
Municipal Bonds are AAA, AA, A, BBB, BB, B, CCC, CC, C, DDD, DD,
and D.   Municipal Bonds rated AAA are judged to be of the "highest credit quality." The rating of AA is assigned to bonds of "very high credit quality." Municipal Bonds which are rated A by Fitch are considered to be of "high credit quality." The rating of BBB is assigned to bonds of "satisfactory credit quality." The A and BBB rated bonds are more vulnerable to adverse changes in economic conditions than bonds with higher ratings. Bonds rated AAA, AA, A and BBB are considered to be of investment grade quality. Bonds rated below BBB are considered to be of speculative quality. The ratings of "BB" is assigned to bonds considered by Fitch to be "speculative." The rating of "B" is assigned to bonds considered by Fitch to be "highly speculative." Bonds rated "CCC" have certain identifiable characteristics which, if not remedied, may lead to default. Bonds rated "CC" are minimally protected. Default in payment of interest and/or principal seems probable over time. Bonds rated "C" are in imminent default in payment of interest or principal. Bonds rated "DDD", "DD" and "D" are in default on interest and/or principal payments. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

   o Duff & Phelps. The ratings of Duff & Phelps are as follows: AAA which are judged to be the "highest credit quality". The risk factors are negligible, being only slightly more than for risk-free US Treasury debt. AA+, AA & AA- High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. A+, A & A-Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress. BBB+, BBB & BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles. BB+, BB & BB- Below investment grade but deemed to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category. B+, B & B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade. CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic industry conditions, and/or with unfavorable company developments. DD Defaulted debt obligations issuer failed to meet scheduled principal and/or interest payments. DP Preferred stock with dividend averages.


Municipal Notes

         |X| Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG").

Notes bearing the designation MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for financing. Notes bearing the designation "MIG-2" are of high quality with ample margins of protection, although not as large as notes rated "MIG." Such short-term notes which have demand features may also carry a rating using the symbol VMIG as described above, with the designation MIG-1/VMIG 1 denoting best quality, with superior liquidity support in addition to those characteristics attributable to the designation MIG-1.

         |X| S&P's rating for Municipal Notes due in three years or less are SP-1, SP-2, and SP-3. SP-1 describes issues with a very strong capacity to pay principal and interest and compares with bonds rated A by S&P; if modified by a plus sign, it compares with bonds rated AA or AAA by S&P. SP-2 describes issues with a satisfactory capacity to pay principal and interest, and compares with bonds rated BBB by S&P. SP-3 describes issues that have a speculative capacity to pay principal and interest.

         |X| Fitch's rating for Municipal Notes due in three years or less are F-1+, F-1, F-2, F-3, F-S and D. F-1+ describes notes with an exceptionally strong credit quality and the strongest degree of assurance for timely payment. F-1 describes notes with a very strong credit quality and assurance of timely payment is only slightly less in degree than issues rated F-1+. F-2 describes notes with a good credit quality and a satisfactory assurance of timely payment, but the margin of safety is not as great for issues assigned F-1+ or F-1 ratings. F-3 describes notes with a fair credit quality and an adequate assurance of timely payment, but near-term adverse changes could cause such securities to be rated below investment grade. F-S describes notes with weak credit quality. Issues rated D are in actual or imminent payment default.

Corporate Debt

         The "other debt securities" included in the definition of temporary investments are corporate (as opposed to municipal) debt obligations. The Moody's, S&P and Fitch corporate debt ratings shown do not differ materially from those set forth above for Municipal Bonds.

Commercial Paper

         |X| Moody's The ratings of commercial paper by Moody's are Prime-1, Prime-2, Prime-3 and Not Prime. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

         |X| S&P The ratings of commercial paper by S&P are A-1, A-2, A-3, B, C, and D. A-1 indicates that the degree of safety regarding timely payment is strong. A-2 indicates capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. A-3 indicates an adequate capacity for timely payments. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B indicates only speculative capacity for timely payment. C indicates a doubtful capacity for payment. D is assigned to issues in default.

         |X| Fitch The ratings of commercial paper by Fitch are similar to its ratings of Municipal Notes, above.

                                   APPENDIX B

                           TAX EQUIVALENT YIELD TABLES

   The equivalent yield tables below compare tax-free income with taxable income under Federal, New York State and New York City income tax rates effective September 30, 1996. Combined taxable income refers to the net amount subject to Federal, New York State and New York City income tax after deductions and exemptions. The tables assume that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the Alternative Minimum Tax and that New York State and local income tax payments are fully deductible for Federal income tax purposes. They do not reflect the phaseout of itemized deductions and personal exemptions at higher income levels, resulting in higher effective tax rates and tax equivalent yields.



New York State Residents

Combined Taxable Income
                                                                                      An Oppenheimer New York
                                                                                      Tax-Exempt Fund Yield
Single Return                     Joint Return                                        of:
                                                                   Combined           3.5%            4.0%          4.5%
                                                                   Effective          Is Approximately
                 Not                               Not             Tax                Equivalent to a Taxable
Over             Over             Over             Over            Bracket            Yield of:
                                  $ 13,000         $ 16,000           19.25%          4.33%          4.95%          5.57%
                                  $ 16,000         $ 26,000           20.10%          4.38%          5.01%          5.63%
$ 13,000         $ 24,000         $ 26,000         $ 40,100           21.06%          4.43%          5.07%          5.70%
$ 24,000         $ 58,150         $ 40,100         $ 96,900           33.13%          5.23%          5.98%          6.73%
$ 58,150         $121,300         $ 96,900         $147,700           35.92%          5.46%          6.24%          7.02%
$121,300         $263,700         $147,700         $263,750           40.56%          5.89%          6.73%          7.57%
$263,700                          $263,750                            43.90%          6.24%          7.13%          8.02%

New York State Residents

Combined Taxable Income
                                                                                      An Oppenheimer New York
                                                                                      Tax-Exempt Fund Yield
Single Return                     Joint Return                                        of:
                                                                   Combined           5.0%           5.5%            6.0%
                                                                   Effective          Is Approximately
                 Not                               Not             Tax                Equivalent to a Taxable
Over             Over             Over             Over            Bracket            Yield of:
                                  $ 13,000         $ 16,000           19.25%          6.19%          6.81%           7.43%
                                  $ 16,000         $ 26,000           20.10%          6.26%          6.88%           7.51%
$ 13,000         $ 24,000         $ 26,000         $ 40,100           21.06%          6.33%          6.97%           7.60%
$ 24,000         $ 58,150         $ 40,100         $ 96,900           33.13%          7.48%          8.22%           8.97%
$ 58,150         $121,300         $ 96,900         $147,700           35.92%          7.80%          8.58%           9.36%
$121,300         $263,700         $147,700         $263,750           40.56%          8.41%          9.25%          10.09%
$263,700                          $263,750                            43.90%          8.91%          9.80%          10.70%


New York City Residents

Combined Taxable Income

                                                                                      An Oppenheimer New York
                                                                                      Tax-Exempt Fund Yield
Single Return                     Joint Return                                        of:
                                                                   Combined           3.5%            4.0%          4.5%
                                                                   Effective          Is Approximately
                 Not                               Not             Tax                Equivalent to a Taxable
Over             Over             Over             Over            Bracket            Yield of:
                                  $ 16,000         $ 26,000           22.65%          4.52%          5.17%          5.82%
                                  $ 26,000         $ 27,000           23.61%          4.58%          5.24%          5.89%
$ 16,000         $ 24,000         $ 27,000         $ 40,100           23.86%          4.60%          5.25%          5.91%
$ 24,000         $ 25,000         $ 40,100         $ 45,000           35.51%          5.43%          6.20%          6.98%
$ 25,000         $ 58,150         $ 45,000         $ 96,900           35.54%          5.43%          6.21%          6.98%
$ 58,150         $ 60,000         $ 96,900         $108,000           38.23%          5.67%          6.48%          7.28%
$ 60,000         $121,300         $108,000         $147,700           38.26%          5.67%          6.48%          7.29%
$121,300         $263,750         $147,700         $263,750           42.74%          6.11%          6.99%          7.86%
$263,750                          $263,750                            45.96%          6.48%          7.40%          8.33%

New York City Residents

Combined Taxable Income

                                                                                      An Oppenheimer New York
                                                                                      Tax-Exempt Fund Yield
Single Return                     Joint Return                                        of:
                                                                   Combined           5.0%            5.5%           6.0%
                                                                   Effective          Is Approximately
                 Not                               Not             Tax                Equivalent to a Taxable
Over             Over             Over             Over            Bracket            Yield of:
                                  $ 16,000         $ 26,000           22.65%          6.46%           7.11%          7.76%
                                  $ 26,000         $ 27,000           23.61%          6.55%           7.20%          7.85%
$ 16,000         $ 24,000         $ 27,000         $ 40,100           23.86%          6.57%           7.22%          7.88%
$ 24,000         $ 25,000         $ 40,100         $ 45,000           35.51%          7.75%           8.53%          9.30%
$ 25,000         $ 58,150         $ 45,000         $ 96,900           35.54%          7.76%           8.53%          9.31%
$ 58,150         $ 60,000         $ 96,900         $108,000           38.23%          8.09%           8.90%          9.71%
$ 60,000         $121,300         $108,000         $147,700           38.26%          8.10%           8.91%          9.72%
$121,300         $263,750         $147,700         $263,750           42.74%          8.73%           9.60%         10.48%
$263,750                          $263,750                            45.96%          9.25%          10.18%         11.10%

                                   Appendix C

                      Municipal Bond Industry Classifications




                                    Electric
                                       Gas
                                      Water
                                      Sewer
                                    Telephone
                             Adult Living Facilities
                                    Hospital
                               General Obligation
                               Special Assessment
                                    Sales Tax
                           Manufacturing, Non Durables
                             Manufacturing, Durables
                                Pollution Control
                                Resource Recovery
                                Higher Education
                                    Education
                                  Lease Rental
                             Non Profit Organization
                                    Highways
                           Marine/Aviation Facilities
                              Multi Family Housing
                              Single Family Housing

Investment Adviser
                 OppenheimerFunds, Inc.
                 Two World Trade Center
                 New York, New York 10048-0203

Distributor
                 OppenheimerFunds Distributor, Inc.
                 Two World Trade Center
                 New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
                 OppenheimerFunds Services
                 P.O. Box 5270
                 Denver, Colorado 80217
                 1-800-525-7048

Custodian of Portfolio Securities
                 Citibank, N.A.
                 399 Park Avenue
                 New York, New York 10043

Independent Auditors
                 KPMG Peat Marwick LLP
                 707 Seventeenth Street
                 Denver, Colorado 80202

Legal Counsel
                 Gordon Altman Butowsky Weitzen
                    Shalov & Wein
                 114 West 47th Street
                 New York, New York 10036









360SAI

                           OPPENHEIMER NEW YORK MUNICIPAL FUND

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION


Item 24.          Financial Statements and Exhibits
-------           ---------------------------------

         (a)      Financial Statements

                  (1)      Financial Highlights*

                  (2)      Independent Auditors' Report*

                  (3)      Statement of Investments at 9/30/96*

                  (4)      Statement of Assets and Liabilities at 9/30/96*

                  (5)      Statement of Operations at 9/30/96*

                  (6)      Statements of Changes in Net Assets*

                  (7)      Notes to Financial Statements*

------------------
* Filed herewith.

         (b)      Exhibits
                  --------

                  (1) Amended and Restated Declaration of Trust dated 9/16/96: Filed herewith.


                  (2) By-Laws amended as of 8/6/87: Previously filed with Post-Effective Amendment No. 5 to Registrant's Registration
Statement, 1/27/88, refiled with Registrant's Post Effective
Amendment No. 14, 1/27/95 pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

                  (3)      Not applicable.

                  (4)      (i)      Class A Specimen Share Certificate:  Filed
herewith.


                           (ii)     Class B Specimen Share Certificate: Filed
herewith.


                           (iii)      Class C Specimen Share Certificate: Filed
herewith.


                  (5) Investment Advisory Agreement dated October 22, 1990: Filed with Post-Effective Amendment No. 8 to Registrant's
Registration Statement, 12/3/90, refiled with Registrant's Post
Effective Amendment No. 14, 1/27/95  pursuant to Item 102 of
Regulation S-T, and incorporated herein by reference.

                  (6)      (i)        General Distributor's Agreement dated
12/10/92: Filed with Post-Effective Amendment No. 12 to
Registrant's Registration Statement, 11/26/93, and incorporated herein by reference.

                           (ii)       Form of OppenheimerFunds Distributor, Inc.
Dealer Agreement: Filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc.
(Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

                           (iii)      Form of OppenheimerFunds Distributor, Inc.
Broker Agreement: Filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc.
(Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

                           (iv)       Form of OppenheimerFunds Distributor, Inc.
Agency Agreement: Filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc.
(Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

                           (v)        Broker Agreement between Oppenheimer Fund
Management, Inc. and Newbridge Securities dated 11/1/86: Filed with Post-Effective Amendment No. 25 of Oppenheimer Growth Fund (Reg.
No. 2-45272), 10/30/86, refiled with Post-Effective Amendment No.
45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

                  (7) Retirement Plan for Non-Interested Trustees or Directors dated 6/7/90: Filed with Post-Effective Amendment No. 97 of Oppenheimer Fund (Reg. No. 2-14586), 8/30/90, refiled with Post-Effective Amendment No. 45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

                  (8) Custodian Agreement with Citibank, N.A. dated 1/20/96: Filed herewith.


                  (9)      Not applicable.

                  (10)     Opinion and Consent of Counsel dated 7/3/84:
Previously filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement, 7/12/84, refiled with Registrant's Post
Effective Amendment No. 14, 1/27/95  pursuant to Item 102 of
Regulation S-T, and incorporated herein by reference.

                  (11)     Independent Auditors' Consent: Filed herewith.

                  (12)     Not applicable.

                  (13) Investment Letter dated 6/29/84 from Oppenheimer Management Corporation to Registrant: Filed with Pre-Effective
Amendment No. 1 to Registrant's Registration Statement, 7/12/84, refiled with Registrant's Post Effective Amendment No. 14, 1/27/95 pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

                  (14)     Not applicable.

                  (15)     (i)        Class A Service Plan and Agreement dated
6/10/93: Previously filed with Post-Effective Amendment No. 13 to
Registrant's Registration Statement, 1/24/94, and incorporated herein by reference.

                           (ii)       Class B Distribution and Service Plan and
Agreement dated 6/1/95: Filed herewith.


                           (iii)      Class C Distribution and Service Plan and
Agreement dated August 29, 1995: Previously filed with Post-
Effective Amendment No. 16 to Registrant's Registration Statement,
6/28/95, and incorporated herein by reference.

                  (16) Performance Data Computation Schedule: Filed herewith.

                  (17)     (i)    Financial Data Schedule for Class A Shares for
the fiscal year ended 9/30/96: Filed herewith.

                           (ii)   Financial Data Schedule for Class B Shares for
the fiscal year ended 9/30/96: Filed herewith.

                           (iii)  Financial Data Schedule for Class C Shares for
the period 8/29/95 (inception of Class) to 9/30/96: Filed herewith.

                  (18) OppenheimerFunds Multiple Class Plan under Rule 18f-3 dated 10/24/95: filed with Post-Effective Amendment No. 12 to the Registration Statement of Oppenheimer California Tax-Exempt Fund
(33-23566), 11/1/95, and incorporated herein by reference.

                  --       Powers of Attorney: Previously filed with Post-
Effective Amendment No. 18 to Registrant's Registration Statement,
2/1/96 (Bridget A. Macaskill); others previously filed with Post-
Effective Amendment No. 13 to Registrant's Registration Statement, 11/26/93, and incorporated herein by reference.


Item 25.          Persons Controlled by or under Common Control
                  with Registrant
-------           ---------------------------------------------

         None.

Item 26.          Number of Holders of Securities
-------           -------------------------------


                                                                         Number of Record
                                                                         Holders as of
Total of Class                                                           December 31, 1996
--------------                                                           -----------------
Class A Shares of Beneficial Interest                                    19,396
Class B Shares of Beneficial Interest                                     3,441
Class C Shares of Beneficial Interest                                       118


Item 27.          Indemnification
-------           ---------------

         Reference is made to the provisions of Article SEVENTH of Registrant's Declaration of Trust, as amended, filed with Post-Effective Amendment No. 17 to Registrant's Registration Statement, 8/25/95, as Exhibit 24(b)(1) to this Registration Statement and incorporated herein by reference.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------

         (a) OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 28(b) below.

         (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name & Current Position                                Other Business and Connections
with OppenheimerFunds, Inc.                            During the Past Two Years
---------------------------                            ------------------------------

Mark J.P. Anson,
Vice President                                         Vice President of Oppenheimer Real
                                                       Asset Management, Inc. ("ORAMI");
                                                       formerly Vice President of Equity
                                                       Derivatives at Salomon Brothers,
                                                       Inc.

Peter M. Antos,
Senior Vice President                                  An officer and/or portfolio manager
                                                       of certain Oppenheimer funds; a
                                                       Chartered Financial Analyst; Senior
                                                       Vice President of HarbourView;
                                                       prior to March, 1996 he was the
                                                       senior equity portfolio manager for
                                                       the Panorama Series Fund, Inc. (the
                                                       "Company") and other mutual funds
                                                       and pension funds managed by G.R.
                                                       Phelps & Co. Inc. ("G.R. Phelps"),
                                                       the Company's former investment
                                                       adviser, which was a subsidiary of
                                                       Connecticut Mutual Life Insurance
                                                       Company; was also responsible for
                                                       managing the common stock
                                                       department and common stock
                                                       investments of Connecticut Mutual
                                                       Life Insurance Co.

Lawrence Apolito,
Vice President                                         None.

Victor Babin,
Senior Vice President                                  None.

Bruce Bartlett,
Vice                                                   President    An   officer
                                                       and/or portfolio  manager
                                                       of  certain   Oppenheimer
                                                       funds;  formerly  a  Vice
                                                       President    and   Senior
                                                       Portfolio    Manager   at
                                                       First     of      America
                                                       Investment Corp.

Ellen Batt,
Assistant Vice President                               None

Kathleen Beichert,
Assistant Vice President                               Formerly employed by Smith Barney,
                                                       Inc.

David Bernard,
Vice President                                         Previously a Regional Sales
                                                       Director for Retirement Plan
                                                       Services at Charles Schwab & Co.,
                                                       Inc.
Robert J. Bishop,
Vice President                                         Assistant Treasurer of the
                                                       Oppenheimer Funds (listed below);
                                                       previously a Fund Controller for
                                                       OppenheimerFunds, Inc. (the
                                                       "Manager").

George Bowen,
Senior Vice President &
Treasurer                                              Treasurer of the New York-based
                                                       Oppenheimer Funds; Vice President,
                                                       Assistant Secretary and Treasurer
                                                       of the Denver-based Oppenheimer
                                                       Funds. Vice President and Treasurer
                                                       of OppenheimerFunds Distributor,
                                                       Inc. (the "Distributor") and
                                                       HarbourView Asset Management
                                                       Corporation ("HarbourView"), an
                                                       investment adviser subsidiary of
                                                       the Manager; Senior Vice President,
                                                       Treasurer, Assistant Secretary and
                                                       a director of Centennial Asset
                                                       Management Corporation
                                                       ("Centennial"), an investment
                                                       adviser subsidiary of the Manager;
                                                       Vice President, Treasurer and
                                                       Secretary of Shareholder Services,
                                                       Inc. ("SSI") and Shareholder
                                                       Financial Services, Inc. ("SFSI"),
                                                       transfer agent subsidiaries of the
                                                       Manager; Director, Treasurer and
                                                       Chief Executive Officer of
                                                       MultiSource Services, Inc.; Vice
                                                       President and Treasurer of
                                                       Oppenheimer Real Asset Management,
                                                       Inc.; President, Treasurer and
                                                       Director of Centennial Capital
                                                       Corporation; Vice President and
                                                       Treasurer of Main Street Advisers.

Scott Brooks,
Assistant Vice President                               None.

Susan Burton,
Assistant Vice President                               Previously a Director of
                                                       Educational Services for H.D. Vest
                                                       Investment Securities, Inc.

Michael A. Carbuto,
Vice                                                   President    An   officer
                                                       and/or portfolio  manager
                                                       of  certain   Oppenheimer
                                                       funds;  Vice President of
                                                       Centennial.

Ruxandra Chivu,
Assistant Vice President                               None.

O. Leonard Darling,
Executive Vice President                               Formerly Co-Director of Fixed
                                                       Income for State Street Research &
                                                       Management Co.

Robert A. Densen,
Senior Vice President                                  None.

Robert Doll, Jr.,
Executive Vice President &
Director                                               An     officer     and/or
                                                       portfolio    manager   of
                                                       certain       Oppenheimer
                                                       funds.

John Doney,
Vice                                                   President    An   officer
                                                       and/or portfolio  manager
                                                       of  certain   Oppenheimer
                                                       funds.

Andrew J. Donohue,
Executive Vice President,
General Counsel & Director                             Secretary of the New York-based
                                                       Oppenheimer Funds; Vice President
                                                       and Secretary of the Denver-based
                                                       Oppenheimer Funds; Secretary of the
                                                       Oppenheimer Quest and Oppenheimer
                                                       Rochester Funds; Executive Vice
                                                       President, Director and General
                                                       Counsel of the Distributor;
                                                       President  and a Director
                                                       of   Centennial;    Chief
                                                       Legal   Officer   and   a
                                                       Director  of  MultiSource
                                                       Services, Inc.; President
                                                       and   a    Director    of
                                                       Oppenheimer   Real  Asset
                                                       Management,         Inc.;
                                                       Executive Vice President,
                                                       General    Counsel    and
                                                       Director of SFSI and SSI;
                                                       formerly    Senior   Vice
                                                       President  and  Associate
                                                       General  Counsel  of  the
                                                       Manager      and      the
                                                       Distributor.

George Evans,
Vice                                                   President    An   officer
                                                       and/or portfolio  manager
                                                       of  certain   Oppenheimer
                                                       funds.

Scott Farrar,
Vice President                                         Assistant Treasurer of the New
                                                       York-based and Denver-based
                                                       Oppenheimer funds.

Katherine P. Feld,
Vice President & Secretary                             Vice President and Secretary of
                                                       OppenheimerFunds Distributor, Inc.;
                                                       Secretary of HarbourView Asset
                                                       Management Corporation, MultiSource
                                                       Services, Inc. and Centennial Asset
                                                       Management Corporation; Secretary,
                                                       Vice President and Director of
                                                       Centennial Capital Corporation;
                                                       Vice President and Secretary of
                                                       ORAMI.

Ronald H. Fielding,
Senior Vice President;
Chairman: Rochester Division                           An officer, Director and/or
                                                       portfolio manager of certain
                                                       Oppenheimer funds. Formerly
                                                       Chairman of the Board and Director
                                                       of Rochester Fund Distributors,
                                                       Inc. ("RFD"), President and
                                                       Director of Fielding Management
                                                       Company, Inc. ("FMC"), President
                                                       and Director of Rochester Capital
                                                       Advisors, Inc. ("RCAI"), Managing
                                                       Partner of Rochester Capital
                                                       Advisors, L.P., President and
                                                       Director of Rochester Fund
                                                       Services, Inc. ("RFS"), President
                                                       and Director of Rochester Tax
                                                       Managed Fund, Inc.

John Fortuna,
Vice President                                         None.

Patricia Foster,
Vice President                                         Formerly she held the following
                                                       positions:  An officer of certain
                                                       Oppenheimer funds; Secretary and
                                                       General Counsel of Rochester
                                                       Capital Advisors, L.P. and
                                                       Secretary of Rochester Tax Managed
                                                       Fund, Inc.

Robert G. Galli,
Vice Chairman                                          Trustee of the New York-based
                                                       Oppenheimer Funds; Vice President
                                                       and Counsel of OAC; formerly he
                                                       held the following positions: Vice
                                                       President and a director of
                                                       HarbourView and Centennial, a
                                                       director of SFSI and SSI, an
                                                       officer of other Oppenheimer Funds.

Linda Gardner,
Assistant Vice President                               None.

Janelle Gellermann,
Assistant Vice President                               None.

Jill Glazerman,                                        None.
Assistant Vice President

Ginger Gonzalez,
Vice President, Director of
Marketing Communications                               Formerly 1st Vice President /
                                                       Director of Graphic and Print
                                                       Communications for Shearson Lehman
                                                       Brothers.

Mildred Gottlieb,
Assistant Vice President                               Formerly served as a Strategy
                                                       Consultant for the Private Client
                                                       Division of Merrill Lynch.

Caryn Halbrecht,
Vice                                                   President    An   officer
                                                       and/or portfolio  manager
                                                       of  certain   Oppenheimer
                                                       funds;    formerly   Vice
                                                       President of Fixed Income
                                                       Portfolio  Management  at
                                                       Bankers Trust.

Barbara Hennigar,
Executive Vice President &
President and Chief Executive
Officer of OppenheimerFunds
Services, a division of the
Manager                                                President and Director of SFSI;
                                                       President and Chief Executive
                                                       Officer of SSI.

Dorothy Hirshman,
Assistant Vice President                               None.

Alan Hoden,
Vice President                                         None.

Merryl Hoffman,
Vice President                                         None.

Scott T. Huebl,
Assistant Vice President                               None.

Richard Hymes,
Assistant Vice President                               None.

Jane Ingalls,
Assistant Vice President                               Formerly a Senior Associate with
                                                       Robinson, Lake/Sawyer Miller.

Ronald Jamison,
Vice President                                         Formerly Vice President and
                                                       Associate General Counsel at
                                                       Prudential Securities, Inc.

Frank Jennings,
Vice                                                   President    An   officer
                                                       and/or portfolio  manager
                                                       of  certain   Oppenheimer
                                                       funds.     Formerly     a
                                                       Managing    Director   of
                                                       Global  Equities at Paine
                                                       Webber's         Mitchell
                                                       Hutchins division.

Heidi Kagan,
Assistant Vice President                               None.

Thomas W. Keffer,
Vice President                                         Formerly Senior Managing Director
                                                       of Van Eck Global.

Avram Kornberg,
Vice President                                         Formerly a Vice President with
                                                       Bankers Trust.

Paul LaRocco,
Vice President                                         An officer and/or portfolio manager
                                                       of certain Oppenheimer funds.
                                                       Formerly a Securities Analyst for
                                                       Columbus Circle Investors.

Michael Levine,
Assistant Vice President                               None.

Stephen F. Libera,
Vice President                                         An officer and/or portfolio manager
                                                       of certain Oppenheimer funds; a
                                                       Chartered Financial Analyst; a Vice
                                                       President of HarbourView; prior to
                                                       March, 1996 he was the senior bond
                                                       portfolio manager for Panorama
                                                       Series Fund, Inc., other mutual
                                                       funds and pension accounts managed
                                                       by G.R. Phelps; was also
                                                       responsible for managing the public
                                                       fixed-income securities department
                                                       at Connecticut Mutual Life
                                                       Insurance Co.

Mitchell J. Lindauer,
Vice President                                         None.

Loretta McCarthy,
Executive Vice President                               None.

Bridget Macaskill,
President, Chief Executive
Officer and Director                                   President, Director and Trustee of
                                                       the New York-based and the Denver-
                                                       based Oppenheimer funds; President
                                                       and a Director of OAC, HarbourView
                                                       and Oppenheimer Partnership
                                                       Holdings, Inc.; Director of ORAMI;
                                                       Chairman and Director of SSI; a
                                                       Director of Oppenheimer Real Asset
                                                       Management, Inc.

Timothy Martin,
Assistant Vice President                               Formerly Vice President, Mortgage
                                                       Trading, at S.N. Phelps & Co.,
                                                       Salomon Brothers, and Kidder
                                                       Peabody.

Sally Marzouk,
Vice President                                         None.

Lisa Migan,
Assistant Vice President,                              None.

Robert J. Milnamow,
Vice President                                         An officer and/or portfolio manager
                                                       of certain Oppenheimer funds.
                                                       Formerly a Portfolio Manager with
                                                       Phoenix Securities Group.

Denis R. Molleur,
Vice President                                         None.

Kenneth Nadler,
Vice President                                         None.

David Negri,
Vice                                                   President    An   officer
                                                       and/or portfolio  manager
                                                       of  certain   Oppenheimer
                                                       funds.

Barbara Niederbrach,
Assistant Vice President                               None.

Robert A. Nowaczyk,
Vice President                                         None.

Robert E. Patterson,
Senior                                                 Vice President An officer
                                                       and/or portfolio  manager
                                                       of  certain   Oppenheimer
                                                       funds.

John Pirie,
Assistant Vice President                               Formerly a Vice President with
                                                       Cohane Rafferty Securities, Inc.

Tilghman G. Pitts III,
Executive Vice President                               Chairman and Director of the
                                                       Distributor.

Jane Putnam,
Vice President                                         An officer and/or portfolio manager
                                                       of certain Oppenheimer funds.
                                                       Formerly Senior Investment Officer
                                                       and Portfolio Manager with Chemical
                                                       Bank.

Russell Read,
Vice President                                         Consultant for Prudential Insurance
                                                       on behalf of the General Motors
                                                       Pension Plan.

Thomas Reedy,
Vice President                                         An officer and/or portfolio manager
                                                       of certain Oppenheimer funds.
                                                       Formerly a Securities Analyst for
                                                       the Manager.

David Robertson,
Vice President                                         None.

Adam Rochlin,
Vice President                                         Formerly a Product Manager for
                                                       Metropolitan Life Insurance
                                                       Company.

Michael S. Rosen
Vice President; President:
Rochester Division    An    officer
and/or portfolio  manager
of  certain   Oppenheimer funds.
                                                       Formerly  Vice  President
                                                       of  RFS,   President  and
                                                       Director  of  RFD,   Vice
                                                       President and Director of
                                                       FMC,  Vice  President and
                                                       director of RCAI, General
                                                       Partner   of   RCA,    an
                                                       officer and/or  portfolio
                                                       manager     of    certain
                                                       Oppenheimer funds.

David Rosenberg,
Vice                                                   President    An   officer
                                                       and/or portfolio  manager
                                                       of  certain   Oppenheimer
                                                       funds.
Richard H. Rubinstein,
Senior Vice President                                  An officer and/or portfolio manager
                                                       of certain Oppenheimer funds;
                                                       formerly Vice President and
                                                       Portfolio Manager/Security Analyst
                                                       for Oppenheimer Capital Corp., an
                                                       investment adviser.

Lawrence Rudnick,
Assistant Vice President                               Formerly Vice President of Dollar
                                                       Dry Dock Bank.

James Ruff,
Executive Vice President                               None.

Ellen Schoenfeld,
Assistant Vice President                               None.

Stephanie Seminara,
Vice President                                         Formerly Vice President of Citicorp
                                                       Investment Services.

Diane Sobin,
Vice                                                   President    An   officer
                                                       and/or portfolio  manager
                                                       of  certain   Oppenheimer
                                                       funds;  formerly  a  Vice
                                                       President    and   Senior
                                                       Portfolio   Manager   for
                                                       Dean Witter InterCapital,
                                                       Inc.

Richard A. Soper,                                      None.
Assistant Vice President

Nancy Sperte,
Executive Vice President                               None.

Donald W. Spiro,
Chairman                                               Emeritus   Vice  Chairman
                                                       and  Trustee  of the  New
                                                       York-based    Oppenheimer
                                                       Funds;  formerly Chairman
                                                       of the  Manager  and  the
                                                       Distributor.

Arthur Steinmetz,
Senior                                                 Vice President An officer
                                                       and/or portfolio  manager
                                                       of  certain   Oppenheimer
                                                       funds.

Ralph Stellmacher,
Senior                                                 Vice President An officer
                                                       and/or portfolio  manager
                                                       of  certain   Oppenheimer
                                                       funds.

John Stoma,
Senior Vice President,
Director Retirement Plans                              Formerly Vice President of U.S.
                                                       Group Pension Strategy and
                                                       Marketing for Manulife Financial.

Michael C. Strathearn,
Vice President                                         An officer and/or portfolio manager
                                                       of certain Oppenheimer funds; a
                                                       Chartered Financial Analyst; a Vice
                                                       President of HarbourView; prior to
                                                       March, 1996 he was an equity
                                                       portfolio manager for Panorama
                                                       Series Fund, Inc. and other mutual
                                                       funds and pension accounts managed
                                                       by G.R. Phelps.

James C. Swain,
Vice Chairman of the Board                             Chairman, CEO and Trustee, Director
                                                       or Managing Partner of the Denver-
                                                       based Oppenheimer Funds; President
                                                       and a Director of Centennial;
                                                       formerly President and Director of
                                                       OAMC, and Chairman of the Board of
                                                       SSI.

James Tobin,
Vice President                                         None.

Jay Tracey,
Vice President                                         Vice President of the Manager; Vice
                                                       President and Portfolio Manager of
                                                       Oppenheimer Discovery Fund,
                                                       Oppenheimer Global Emerging Growth
                                                       Fund and Oppenheimer Enterprise
                                                       Fund.  Formerly Managing Director
                                                       of Buckingham Capital Management.

Gary Tyc,
Vice President, Assistant
Secretary and Assistant
Treasurer                                              Assistant Treasurer of the
                                                       Distributor and SFSI.

Ashwin Vasan,
Vice                                                   President    An   officer
                                                       and/or portfolio  manager
                                                       of  certain   Oppenheimer
                                                       funds.

Valerie Victorson,
Vice President                                         None.

Dorothy Warmack,
Vice                                                   President    An   officer
                                                       and/or portfolio  manager
                                                       of  certain   Oppenheimer
                                                       funds.

Jerry A. Webman,
Senior                                                 Vice  President  Director
                                                       of     New     York-based
                                                       tax-exempt  fixed  income
                                                       Oppenheimer        Funds;
                                                       Formerly         Managing
                                                       Director  and Chief Fixed
                                                       Income    Strategist   at
                                                       Prudential Mutual Funds.

Christine Wells,
Vice President                                         None.

Kenneth B. White,
Vice President                                         An officer and/or portfolio manager
                                                       of certain Oppenheimer funds; a
                                                       Chartered Financial Analyst; Vice
                                                       President of HarbourView; prior to
                                                       March, 1996 he was an equity
                                                       portfolio manager for Panorama
                                                       Series Fund, Inc. and other mutual
                                                       funds and pension funds managed by
                                                       G.R. Phelps.


William L. Wilby,
Senior                                                 Vice President An officer
                                                       and/or portfolio  manager
                                                       of  certain   Oppenheimer
                                                       funds;  Vice President of
                                                       HarbourView.

Carol Wolf,
Vice President                                         An officer and/or portfolio manager
                                                       of certain Oppenheimer funds; Vice
                                                       President of Centennial; Vice
                                                       President, Finance and Accounting
                                                       and member of the Board of
                                                       Directors of the Junior League of
                                                       Denver, Inc.

Robert G. Zack,
Senior Vice President and
Assistant                                              Secretary       Associate
                                                       General  Counsel  of  the
                                                       Manager;        Assistant
                                                       Secretary      of     the
                                                       Oppenheimer        Funds;
                                                       Assistant   Secretary  of
                                                       SSI,  SFSI; an officer of
                                                       other Oppenheimer Funds.

Arthur J. Zimmer,
Vice                                                   President    An   officer
                                                       and/or portfolio  manager
                                                       of  certain   Oppenheimer
                                                       funds;  Vice President of
                                                       Centennial.


         The Oppenheimer Funds include the New York-based Oppenheimer Funds, the Denver-based Oppenheimer Funds, and the Quest/Rochester Funds, set forth below:

New York-based Oppenheimer Funds
--------------------------------
Oppenheimer  Multiple  Strategies  Fund
Oppenheimer  California  Municipal Fund
Oppenheimer  Capital  Appreciation  Fund
Oppenheimer  Discovery Fund
Oppenheimer Enterprise Fund
Oppenheimer  Global Emerging Growth Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust
Oppenheimer New York Municipal Fund
Oppenheimer Fund
Oppenheimer Series Fund, Inc.
Oppenheimer Municipal Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer World Bond Fund

Denver-based Oppenheimer Funds
------------------------------
Centennial America Fund, L.P.
Centennial  California Tax Exempt Trust
Centennial Government  Trust
Centennial  Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Daily Cash Accumulation Fund, Inc.
Oppenheimer Cash Reserves
Oppenheimer  Champion Income Fund
Oppenheimer  Equity Income Fund
Oppenheimer   High   Yield  Fund
Oppenheimer   Integrity   Funds
Oppenheimer International  Bond Fund
Oppenheimer  Limited-Term  Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer  Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer  Municipal Fund
Oppenheimer  Total Return Fund, Inc.
Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.
The New York Tax-Exempt Income Fund, Inc.

Quest/Rochester Funds
---------------------------------
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest for Value Funds
Bond Fund Series - Oppenheimer Bond Fund For Growth
Rochester Fund Municipals
Rochester Portfolio Series - Limited Term New York Municipal Fund


         The address of OppenheimerFunds, Inc., the New York-based Oppenheimer Funds, Quest funds, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership
Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World
Trade Center, New York, New York 10048-0203.

         The address of the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc.,
OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., and Oppenheimer Real Asset Management,
Inc. is 6803 South Tucson Way, Englewood, Colorado 80112.


         The address of MultiSource Services, Inc. is 1700 Lincoln Street, Denver, Colorado 80203.


         The address of is Bond Fund Series - Oppenheimer Bond Fund For Growth, Rochester Fund Municipals and Rochester Portfolio Series - Limited Term New York Municipal Fund 350 Linden Oaks, Rochester,
New York 14625-2807.


Item 29.          Principal Underwriter
--------          ---------------------

         (a) OppenheimerFunds Distributor, Inc. is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item
28(b) above.

         (b) The directors and officers of the Registrant's principal underwriter are:


                                                                                        Positions and
Name & Principal                          Positions & Offices                           Offices with
Business Address                          with Underwriter                              Registrant
----------------                          -------------------                           -------------
George Clarence Bowen+                    Vice President & Treasurer                    Vice President and
                                                                                        Treasurer of the
                                                                                        NY-based
                                                                                        Oppenheimer funds /
                                                                                        Vice President,
                                                                                        Secretary and
                                                                                        Treasurer of the
                                                                                        Denver-based
                                                                                        Oppenheimer funds

Julie Bowers                              Vice President                                None
21 Dreamwold Road
Scituate, MA 02066

Peter W. Brennan                          Vice President                                None
1940 Cotswold Drive
Orlando, FL 32825

Maryann Bruce*                            Senior Vice President -                       None
                                          Director - Financial
                                          Institution Div.

Robert Coli                               Vice President                                None
12 White Tail Lane
Bedminster, NJ 07921

Ronald T. Collins                         Vice President                                None
710-3 E. Ponce DeLeon Ave.
Decatur, GA  30030

Bill Coughlin                             Vice President                                None
3425-1/2 Irving Avenue So.
Minneapolis, MN  55408

Mary Crooks+                              Senior Vice President                         None

E. Drew Devereaux ++                      Assistant Vice President                      None

Andrew John Donohue*                      Executive Vice                                Secretary of the
                                          President, General                            New York-based
                                          Counsel and Director                          Oppenheimer funds /
                                                                                        Vice President of
                                                                                        the Denver-based
                                                                                        Oppenheimer funds

Wendy H. Ehrlich                          Vice President                                None
4 Craig Street
Jericho, NY 11753

Kent Elwell                               Vice President                                None
41 Craig Place
Cranford, NJ  07016

John Ewalt                                Vice President                                None
2301 Overview Dr. NE
Tacoma, WA 98422

Katherine P. Feld*                        Vice President & Secretary                    None

Mark Ferro                                Vice President                                None
43 Market Street
Breezy Point, NY 11697

Ronald H. Fielding++                      Vice President; Chairman:
                                          Rochester Division                            None

Reed F. Finley                            Vice President -                              None
320 E. Maple, Ste. 254                    Financial Institution Div.
Birmingham, MI  48009

Wendy Fishler*                            Vice President -                              None
                                          Financial Institution Div.

Ronald R. Foster                          Senior Vice President                         None
139 Avant Lane
Cincinnati, OH  45249

Patricia Gadecki                          Vice President                                None
3906 Americana Drive
Tampa, FL  3334

Luiggino Galletto                         Vice President                                None
10239 Rougemont Lane
Charlotte, NC 28277

Mark Giles                                Vice President -                              None
5506 Bryn Mawr                            Financial Institution Div.
Dallas, TX 75209

Ralph Grant*                              Vice President/National                       None
                                          Sales Manager - Financial
                                          Institution Div.

Sharon Hamilton                           Vice President                                None
720 N. Juanita Ave. - #1
Redondo Beach, CA 90277

Mark D. Johnson                           Vice President                                None
7512 Cromwell Dr. Apt 1
Clayton, MO  63105

Michael Keogh*                            Vice President                                None

Richard Klein                             Vice President                                None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Ilene Kutno*                              Vice President -                              None
                                          Director - Regional Sales

Wayne A. LeBlang                          Senior Vice President -                       None
23 Fox Trail                              Director Eastern Div.
Lincolnshire, IL 60069

Dawn Lind                                 Vice President -                              None
7 Maize Court                             Financial Institution Div.
Melville, NY 11747

James Loehle                              Vice President                                None
30 John Street
Cranford, NJ  07016

John McDonough                            Vice President                                None
P.O. Box 760
50 Riverview Road
New Castle, NH  03854

Laura Mulhall*                            Senior Vice President -                       None
                                          Director of Key Accounts

Timothy G. Mulligan ++                    Vice President                                None

Charles Murray                            Vice President                                None
50 Deerwood Drive
Littleton, CO 80127

Wendy Murray                              Vice President                                None
114-B Larchmont Acres West
Larchmont, NY  10538

Joseph Norton                             Vice President                                None
2518 Fillmore Street
Apt. 1
San Francisco, CA  94115

Patrick Palmer                            Vice President                                None
958 Blue Mountain Cr.
West Lake Village, CA 91362

Randall Payne                             Vice President -                              None
1307 Wandering Way Dr.                    Financial Institution Div.
Charlotte, NC 28226

Gayle Pereira                             Vice President                                None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit                         Vice President                                None
22 Fall Meadow Dr.
Pittsford, NY  14534

Bill Presutti                             Vice President                                None
1777 Larimer St. #807
Denver, CO  80202

Tilghman G. Pitts, III*                   Chairman & Director                           None

Elaine Puleo*                             Vice President -                              None
                                          Financial Institution Div.,
                                          Director -
                                          Key Accounts

Minnie Ra                                 Vice President -                              None
0895 Thirty-First Ave.                    Financial Institution Div.
Apt. 4
San Francisco, CA 94121

Michael Raso                              Vice President                                None
30 Hommocks Road
Apt. 30
Larchmont, NY  10538

John C. Reinhardt ++                      Vice President                                None

Ian Robertson                             Vice President                                None
4204 Summit Way
Marietta, GA 30066

Michael S. Rosen++                        Vice President, President:
                                          Rochester Division                            None

Kenneth Rosenson                          Vice President                                None
3802 Knickerbocker Place
Apt. 3D
Indianapolis, IN  46240

James Ruff*                               President                                     None

Timothy Schoeffler                        Vice President                                None
1717 Fox Hall Road
Washington, DC  20007

Michael Sciortino                         Vice President                                None
3114 Hickory Run
Sugarland, TX  77479

Robert Shore                              Vice President -                              None
26 Baroness Lane                          Financial Institution Div.
Laguna Niguel, CA 92677

Peggy Spilker ++                          Vice President                                None

Michael Stenger                           Vice President                                None
8572 Saint Ives Place
Cincinnati, OH  45255

George Sweeney                            Vice President                                None
1855 O'Hara Lane
Middletown, PA 17057

Scott McGregor Tatum                      Vice President                                None
7123 Cornelia Lane
Dallas, TX  75214


David G. Thomas                           Vice President -                              None
111 South Joliet Circle                   Financial Institution Div.
#304
Aurora, CO  80112

Philip Trimble                            Vice President                                None
2213 West Homer
Chicago, IL 60647

Gary Paul Tyc+                            Assistant Treasurer                           None

Mark Stephen Vandehey+                    Vice President                                None

*  Two World Trade Center, New York, NY 10048-0203
+  6803 South Tucson Way, Englewood, CO 80012
++ 350 Linden Oaks, Rochester, NY  14625-2807 (the "Rochester Division")


         (c)      Not applicable.

Item 30.          Location of Accounts and Records
--------          --------------------------------

         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Englewood, Colorado 80112.


Item 31.          Management Services
--------          -------------------

         Not applicable.

Item 32.          Undertakings
--------          ------------

         (a)      Not applicable.
         (b)      Not applicable.
         (c)      Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 16th day of January, 1997.

                       OPPENHEIMER NEW YORK MUNICIPAL FUND

                       By: /s/ Bridget A. Macaskill       *
                       -----------------------------------
                         Bridget A. Macaskill, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                                           Title                                Date
----------                                           -----                                ----
/s/ Leon Levy*                                       Chairman of the                      January 16, 1997
--------------                                       Board of Trustees
Leon Levy

/s/ Bridget A. Macaskill*                            President, Chief                     January 16, 1997
------------------------                             Executive Officer
Bridget A. Macaskill                                 and Trustee

/s/ George Bowen*                                    Treasurer and                        January 16, 1997
-----------------                                    Principal Financial
George Bowen                                         and Accounting
                                                     Officer

/s/ Robert G. Galli*                                 Trustee                              January 16, 1997
--------------------
Robert G. Galli

/s/ Benjamin Lipstein*                               Trustee                              January 16, 1997
----------------------
Benjamin Lipstein

/s/ Elizabeth B. Moynihan*                           Trustee                              January 16, 1997
--------------------------
Elizabeth B. Moynihan

/s/ Kenneth A. Randall*                              Trustee                              January 16, 1997
-----------------------
Kenneth A. Randall

/s/ Edward V. Regan*                                 Trustee                              January 16, 1997
--------------------
Edward V. Regan

/s/ Russell S. Reynolds, Jr.*                        Trustee                              January 16, 1997
-----------------------------
Russell S. Reynolds, Jr.

/s/ Donald W. Spiro*                                 Trustee                              January 16, 1997
--------------------
Donald W. Spiro

/s/ Pauline Trigere*                                 Trustee                              January 16, 1997
--------------------
Pauline Trigere

/s/ Clayton K. Yeutter*                              Trustee                              January 16, 1997
-----------------------
Clayton K. Yeutter

*By: /s/ Robert G. Zack
--------------------------------
Robert G. Zack

                       OPPENHEIMER NEW YORK MUNICIPAL FUND

                            Registration No. 2-91683

                         Post-Effective Amendment No. 20


                                  EXHIBIT INDEX


24(b)(1)                   Amended and Restated Declaration Trust dated
                           9/16/96

24(b)(4)(i)                Class A Specimen Share Certificate

24(b)(4)(ii)               Class B Specimen Share Certificate

24(b)(4)(iii)              Class C Specimen Share Certificate

24(b)(8)                   Custodian Agreement with Citibank, N.A. dated
                           1/20/96

24(b)(11)                  Independent Auditors' Consent

24(b)(15)(ii)              Class B Distribution and Service Plan and Agreement
                           dated 6/1/95

24(b)(16)                  Performance Data Computation Schedule

24(b)(17)(i)               Financial Data Schedule for Class A Shares for the
                           fiscal year ended 9/30/96

24(b)(17)(ii)              Financial Data Schedule for Class B Shares for the
                           fiscal year ended 9/30/96

24(b)(17)(iii)             Financial Data Schedule for Class C Shares for the
                           fiscal year ended 9/30/96